                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                          Central Federal Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                                     (LOGO)

601 Main Street               Wellsville, Ohio 43968              (330) 666-7979

                                                                  March 15, 2004

Fellow Shareholders:

     You are cordially invited to attend the Annual Meeting of shareholders of Central Federal Corporation which will be held at the Central Federal Bank Fairlawn office located at 2923 Smith Road, Fairlawn, Ohio on Tuesday, April 20, 2004 at 10:00 a.m., local time.

     The attached notice of the Annual Meeting and proxy statement describe the formal business to be transacted at the Meeting. Directors and officers of the Company, as well as a representative of Crowe Chizek and Company LLC, the Company's independent auditors, will be present at the Meeting to respond to any questions that shareholders may have regarding the business to be transacted. In addition, the Meeting will include management's report on the Company's financial performance for 2003.

     The Board of Directors of Central Federal Corporation has determined that matters to be considered at the Annual Meeting are in the best interests of the Company and its shareholders, AND THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES AS DIRECTORS SPECIFIED UNDER PROPOSAL 1, "FOR" APPROVAL OF THE AMENDED AND RESTATED 2003 EQUITY COMPENSATION PLAN AS SPECIFIED UNDER PROPOSAL 2, AND "FOR" RATIFICATION OF THE APPOINTMENT OF CROWE CHIZEK AND COMPANY LLC AS INDEPENDENT AUDITORS OF THE COMPANY FOR 2004 AS SPECIFIED UNDER PROPOSAL 3.

     Your vote is very important. Whether or not you expect to attend, please read the enclosed proxy statement and then complete, sign and return the enclosed proxy card promptly in the postage-paid envelope provided so that your shares will be represented. If you attend the Meeting, you may vote in person even if you have previously mailed a proxy card.

     On behalf of the Board of Directors and all of the employees, thank you for your continued interest and support.

Sincerely yours,

(/s/ David C. Vernon)

David C. Vernon
Chairman, President and Chief Executive Officer

                          CENTRAL FEDERAL CORPORATION
                                601 MAIN STREET
                             WELLSVILLE, OHIO 43968

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 20, 2004

     NOTICE IS HEREBY GIVEN that the Annual Meeting of shareholders of Central Federal Corporation will be held Tuesday, April 20, 2004 at the Central Federal Bank Fairlawn office located at 2923 Smith Road, Fairlawn, Ohio at 10:00 a.m., local time.

     The purpose of the Meeting is to consider and vote upon the following matters:

     1. The election of three Directors for terms of three years each; one Director for a term of two years, and one Director for a term of one year, or until their successors are elected and qualified;

     2. The approval of the Amended and Restated 2003 Equity Compensation Plan;

     3. The ratification of the appointment of Crowe Chizek and Company LLC as independent auditors of the Company for the year ending December 31, 2004, and;

     4. Such other matters as may properly come before the Meeting. The Board of Directors is not aware of any other business to come before the Meeting.

     Record holders of the common stock of Central Federal Corporation at the close of business on February 27, 2004 are entitled to receive notice of the Meeting and to vote at the Meeting and any adjournments or postponement of the Meeting. The Meeting may be adjourned to permit the Company to solicit additional proxies in the event that there are insufficient votes for a quorum or to approve or ratify any of the aforementioned proposals at the time of the Meeting. A list of shareholders entitled to vote will be available at the Meeting and for the ten days preceding the Meeting at Central Federal Bank, 2841 Riviera Drive, Suite 300, Fairlawn, Ohio.

                                          BY THE ORDER OF THE BOARD OF DIRECTORS

                                          (/s/ Eloise L. Mackus)

                                          Eloise L. Mackus
                                          Corporate Secretary
Wellsville, Ohio
March 15, 2004

     IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                          CENTRAL FEDERAL CORPORATION

                                PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

     Your vote is very important. This proxy statement, proxy card and 2003 Annual Report are being sent on or about March 15, 2004, to shareholders of Central Federal Corporation (the Company) in connection with the solicitation of proxies by the Board of Directors for the Annual Meeting of Shareholders (the Meeting). The Board of Directors encourages you to read this proxy statement thoroughly and to take this opportunity to vote on the matters to be decided at the Meeting.

                               VOTING PROCEDURES

WHO IS ENTITLED TO VOTE?

     You are entitled to vote your common stock if the Company's records show that you held your shares as of the close of business on February 27, 2004. As of the close of business on that date, a total of 2,028,872 shares of common stock were outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter presented at the Meeting, except that, as provided in the Company's Certificate of Incorporation, record holders of common stock who beneficially own, either directly or indirectly, in excess of 10% of the outstanding shares of common stock (the 10% limit) are not entitled to any vote of their shares that are in excess of the 10% limit, and those shares are not treated as outstanding for voting purposes.

     A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the 10% limit, including determining whether persons or entities are acting in concert and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the 10% limit supply information to the Company to enable the Board of Directors to implement and apply the 10% limit.

HOW DO I VOTE?

     Other than by attending the Meeting and voting in person, shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. If you hold your shares through a broker, bank or other nominee (i.e. in "street name"), you will receive separate instructions from the nominee describing how to vote your shares.

WHAT ARE THE MATTERS TO BE PRESENTED?

     There are three proposals that will be presented for your consideration at the Meeting:

     1) Election of five directors;

     2) Approval of the Amended and Restated 2003 Equity Compensation Plan; and

     3) Ratification of appointment of independent auditors for 2004.

WHAT ARE THE VOTING RECOMMENDATIONS OF THE BOARD OF DIRECTORS?

     The Company's Board of Directors is sending you this proxy statement for the purpose of requesting that you allow your shares of Company common stock to be represented at the Meeting by persons named in the enclosed proxy card. All shares of Company common stock represented at the Meeting by properly executed proxies will be voted according to the instructions indicated on the proxy card. If you sign and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE TO THE BOARD OF DIRECTORS, "FOR" APPROVAL OF THE AMENDED AND RESTATED 2003 EQUITY COMPENSATION PLAN AND "FOR" RATIFICATION OF CROWE CHIZEK AND COMPANY LLC AS INDEPENDENT AUDITORS.

WHAT VOTE IS REQUIRED FOR EACH PROPOSAL?

     In voting on the election of Directors (Proposal 1), you may vote in favor of any or all the nominees or withhold authority to vote for the nominees. Directors are elected by a plurality of the votes cast. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

     In voting on the Amended and Restated 2003 Equity Compensation Plan (Proposal 2), the ratification of Crowe Chizek and Company LLC as independent auditors of the Company (Proposal 3) and all other matters that may properly come before the Meeting, you may vote in favor of the proposal, vote against the proposal or abstain from voting. Under the Company's Bylaws and Delaware law, an affirmative vote of the holders of a majority of the votes cast at the Meeting on Proposal 2 or Proposal 3 is required to constitute shareholder approval. Shares underlying broker non-votes or in excess of the 10% limit will not be counted as present and entitled to vote or as votes cast and will have no effect on the vote. If there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

     The Company is not aware of any other matters to be presented at the Meeting. If any matters not described in this proxy statement are properly presented at the Meeting, the persons named in the proxy card will use their best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the Meeting in order to solicit additional proxies. If the Meeting is postponed or adjourned, your Company common stock may be voted by the persons named on the proxy card on the new Meeting date as well, unless you have revoked your proxy.

WHAT CONSTITUTES A QUORUM FOR THE MEETING?

     The Meeting will be held if a quorum, consisting of a majority of outstanding shares of common stock entitled to vote (after subtracting any shares in excess of the 10% limit) is represented at the Meeting. If you return valid proxy instructions or attend the Meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining a quorum. A broker non-vote occurs when a broker, bank, or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to the item and has not received voting instruction from the beneficial owner.

CAN I REVOKE OR CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

     You may revoke your proxy at any time before the vote is taken at the Meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the Meeting, deliver to the Company another proxy that bears a later date, or attend the Meeting and vote your shares in person. Attendance at the Meeting will not in itself revoke your proxy. If your Company common stock is held in street name and you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

WHO WILL COUNT THE VOTE?

     The Company's transfer agent, Registrar and Transfer Company, will tally the vote, which will be certified by an independent Inspector of Election. The Board of Directors has designated Richard Kloch of Crowe Chizek & Company LLC to act as the inspector of election. Mr. Kloch is not otherwise employed by or a director of the Company or any of its affiliates. After the final adjournment of the Meeting, the proxies will be returned to the Company.

WHO CAN ATTEND THE MEETING?

     If you are a shareholder of record as of the close of business on February 27, 2004, you may attend the Meeting. However, if you are a beneficial owner of Company common stock held by a broker, bank or other nominee, you will need proof of ownership to be admitted to the Meeting. A recent brokerage statement, or letter from a bank or broker would serve as proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the Meeting, you will have to get a written proxy in your name from the broker, bank, or other nominee who holds your shares.

                              CORPORATE GOVERNANCE

GENERAL

     The Company continues to review its corporate governance policies and practices. This includes comparing its current policies and practices to policies and practices suggested by various groups or authorities active in corporate governance and practices of other public companies. Based upon this review, the Company expects to adopt any changes that the Board of Directors believes are the best corporate governance policies and practices for the Company. The Company will adopt changes, as appropriate, to comply with the Sarbanes-Oxley Act of 2002 and any rule changes made by the Securities and Exchange Commission and the Nasdaq Stock Market, Inc.

CODE OF BUSINESS CONDUCT AND ETHICS

     Since the Company's inception in 1998, it has had a Code of Business Conduct and Ethics (Code of Conduct). The Company requires all directors, officers and other employees to adhere to the Code of Conduct in addressing the legal and ethical issues encountered in conducting their work. The Code of Conduct requires that the Company's employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company's best interest. During 2003 all of the Company's employees were required to certify that they reviewed and understood the Code of Conduct. In addition, all officers and senior level executives were required to certify as to any actual or potential conflicts of interest involving them and the Company. The Company also provides training for its employees on the Code of Conduct and their legal obligations.

     Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Conduct. The Code of Conduct includes procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     Although the Company's Code of Conduct is applicable to all employees, including its principal executive officer, principal financial officer and controller, and generally meets the requirements of the Sarbanes-Oxley Act with respect to the obligations of such persons, the Company expects to adopt, prior to the filing of its Form 10-KSB for the year ended December 31, 2003, a separate Financial Code of Ethics applicable to these persons. The Company's Financial Code of Ethics, Code of Business Conduct and Ethics and Procedure for Reporting Complaints will be filed as exhibits to the Company's Form 10-KSB report for 2003.

                       PROPOSAL 1.  ELECTION OF DIRECTORS

     The number of directors is fixed at seven. One director, Mr. Downing, is to be elected to hold office until the next Annual Meeting in 2005; one director, Mr. Allio, is to be elected to hold office until the Annual Meeting in 2006; and three directors, Messrs. Ash, Vernon and Whitmer, are to be elected to hold office until the Annual Meeting in 2007. Notwithstanding the foregoing, each director will serve until his successor is duly qualified and elected. The nominees are listed below. Should any nominee decline or be unable to accept such nomination or be unable to serve, an event which management does not now expect, the Board of Directors reserves the right in its discretion to substitute another person as a nominee or to reduce the number of nominees. In this event, the proxy holders may vote in their discretion for any substitute nominee proposed by the Board of Directors unless you indicate otherwise.

     All the nominees currently are directors of the Company. There are no family relationships among any of the directors and executive officers. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company. The following is information regarding each nominee and each director continuing in office. Unless otherwise stated, each individual has held his current occupation for at least five years.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

NOMINEES

     THOMAS P. ASH is Superintendent of the Mid-Ohio Educational Service Center in Mansfield, Ohio. Age 54. Director since 1985.

     DAVID C. VERNON is President and Chief Executive Officer of the Company and Chief Executive Officer of the Bank. Prior to assuming those positions in 2003, he was Chairman and CEO of Founders Capital Corporation. Prior to forming Founders Capital Corporation, Mr. Vernon was Chairman, President and CEO of Summit Bancorp and Summit Bank in Akron, Ohio. He is Chairman of the Board of the Company and the Bank. Age 63. Director since 2003.

     JERRY F. WHITMER is a Partner of Brouse McDowell in Akron, Ohio and has been with the law firm since 1971. Age 68. Director since 2003.

     MARK S. ALLIO is President and CEO of Rock Financial Services in Livonia, Michigan, the former president of Third Federal Savings in Cleveland, Ohio and has worked in banking for more than 15 years. Age 49. Director since 2003.

     WILLIAM R. DOWNING is President of R. H. Downing, Inc., an automotive supply, sales and marketing agency and Chairman and Chief Executive Officer of JohnDow Industries, Inc., a manufacturer and distributor of lubrication and fluid handling equipment which he founded in 1988. Age 58. Director since 2003.

CONTINUING DIRECTORS

     GERRY W. GRACE is President of Grace Services, Inc., a weed and pest control company located in Canfield, Ohio. Age 64. Director since 1986. Current term as director expires on the date of the Annual Meeting in 2005.

     JEFFREY W. ALDRICH is President and Chief Executive Officer of Sterling China, a dishware manufacturing company. Age 61. Director since 1979. Current term as director expires on the date of the Annual Meeting in 2006.

INDEPENDENCE OF DIRECTORS

     The Board of Directors has adopted Director Independence Standards to assist in determining the independence of each director. In order for a director to be considered independent, the Board of Directors must affirmatively determine that the director has no material relationship with the Company. In each case, the Board of Directors broadly considers all relevant facts and circumstances, including the director's commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships and such other criteria as the Board of Directors may determine from time to time. These Director Independence Standards are included with this proxy statement as Appendix E.

     The Board of Directors has determined that Messrs. Aldrich, Allio, Ash, Downing, Grace and Whitmer meet these standards and are independent and, in addition, satisfy the independence requirements of the Nasdaq Stock Market, Inc.

     Absent unusual circumstances, each director is expected to attend all annual and special meetings of shareholders. All the directors who were board members at the time of the 2003 Annual Meeting of Shareholders attended that meeting.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company is responsible for establishing broad corporate policies and for the overall performance of the Company. Directors discharge their responsibilities at Board meetings and committee meetings. The members of the Board of Directors of the Company also serve as members of the Board of Directors of the Bank. The Boards of Directors of the Company and Bank generally meet on a monthly basis and may have additional meetings as needed. During the year ended December 31, 2003, the Board of Directors of the Company held 12 meetings and the Board of Directors of the Bank held 12 meetings. Mr. Whitmer attended 63% of the number of meetings of the Board and committees on which he served. No other director attended fewer than 75% of the aggregate number of Board meetings and meetings of committees on which he served. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

     Audit Committee. The Audit Committee consists of Messrs. Allio, Ash, and Grace. Each member of the Committee is independent as defined in the corporate governance listing standards of the Nasdaq Stock Market, Inc. and the Company's Director Independence Standards. Mr. Allio is the audit committee financial expert and he is independent of management. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is included as Appendix A to this proxy statement. This committee is primarily responsible for overseeing the engagement, independence and services of our independent auditors and is also responsible for the review of audit reports and management's actions regarding the implementation of audit findings and review of compliance with all relevant laws and regulations. The Audit Committee met four times during 2003.

AUDIT COMMITTEE REPORT

     The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is included as Appendix A to this proxy statement. The Board of Directors has determined that each Audit Committee member is independent in accordance with the listing standards of the Nasdaq Stock Market.

     The Company's management is responsible for the Company's internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company's internal controls and financial reporting process on behalf of the Board of Directors.

     In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

     In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent auditors the auditors' independence from the Company and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

     The Audit Committee discussed with the Company's independent auditors the overall scope of plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

     In performing all of these functions, the Audit Committee acts only in the oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company's management, which has a primary responsibility for financial statement and reports, and of the independent auditors who, in their report, express an opinion on the conformity of the Company's financial statements to generally accepted accounting principles. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent auditors are in fact "independent".

     In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved, subject to stockholder ratification, the selection of the Company's independent auditors.

                                          Thomas P. Ash, Chairman
                                          Mark S. Allio
                                          Gerry W. Grace

     Compensation and Management Development Committee. The Compensation and Management Development Committee consists solely of Directors Aldrich, Ash, and Grace. Each member of the Committee is independent as defined in the corporate governance listing standards of the Nasdaq Stock Market, Inc. and the Company's Director Independence Standards. The committee is responsible for establishing compensation and benefits for the Chief Executive Officer and for reviewing the incentive compensation programs when necessary, in addition to reviewing matters regarding compensation and fringe benefits for other officers and employees of the Company and Bank. The committee meets on an as-needed basis. The Compensation and Management Development Committee of the Company met five times in 2003. A copy of the Compensation and Management Development Committee charter is included as Appendix B to this proxy statement.

     Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee actively seeks individuals to become Board members who have the highest personal and professional character and integrity, who possess appropriate characteristics, skills, experience and time to make a significant contribution to the Board of Directors, the Company and its shareholders, who have demonstrated exceptional ability and judgment, and who will be most effective, in the context of the whole Board of Directors and other nominees to the Board of Directors, in perpetuating the success of the Company and in representing shareholders' interests. The Committee may employ professional search firms (for which it pays a fee) to assist it in identifying potential members of the Board of Directors with the desired skills and disciplines.

     The Committee will consider shareholder nominations for director on the same basis and in the same manner as it considers nominations for director from any other source. Any shareholder may submit a nomination in writing to the Chair, Corporate Governance and Nominating Committee, c/o Corporate Secretary, Central Federal Corporation, 2841 Riviera Drive, Suite 300, Fairlawn, Ohio 44333. The nominations must be accompanied by all the information relating to the nominee required by the Company's Bylaws and the Securities and Exchange Commission's proxy rules. The Company's Bylaws provide that, to be considered timely, any shareholder nomination for director generally must be received in writing by the Corporate Secretary at least 90 days before the date fixed for the next Annual Meeting of shareholders; provided, however, under certain unusual circumstances a nomination received as late as the 10th day after the mailing of a notice of an Annual Meeting of Shareholders may be considered. A copy of the full text of the Bylaw provisions relating to shareholder nominations may be obtained by writing to the Corporate Secretary at 2841 Riviera Drive, Suite 300, Fairlawn, Ohio 44333.

     The Committee considers candidates for director nominees based on factors it deems appropriate. These factors may include judgment, character, background, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate's experience with the experience of other Board members and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. In addition, because the Company is primarily a community financial services company, board candidates must be highly regarded members of the community in which the Company provides financial services.

     The Corporate Governance and Nominating Committee met three times in 2003 and is currently composed of three directors: Messrs. Aldrich, Ash and Grace. Each member of the Committee is independent as defined in the corporate governance listing standards of the Nasdaq Stock Market, Inc. and the Company's Director Independence Standards.

     The Company does not currently have a website. A copy of the Corporate Governance and Nominating Committee charter is attached as Appendix C.

     Committee Charters and Other Corporate Governance Documents. The Audit Committee Charter, Compensation and Management Development Committee Charter, Corporate Governance and Nominating Committee Charter, Corporate Governance Guidelines and Director Independence Standards are included with this proxy statement as Appendices A, B, C, D and E, respectively. The Company's Code of Business Conduct and Ethics, Financial Code of Ethics and Procedures for Reporting Complaints will be filed as exhibits to the Company's Form 10-KSB for the year ended December 31, 2003. You also may receive copies without charge by writing to: Corporate Secretary, Central Federal Corporation, 2841 Riviera Drive, Suite 300, Fairlawn, Ohio 44333.

COMMUNICATIONS WITH DIRECTORS

     The Board of Directors also has adopted a process by which shareholders and other interested parties may communicate with any committee chair or the non-management directors as a group by e-mail or regular mail. Communications by e-mail should be sent to EllyMackus@Centralfedbank.com. Communications by regular mail should be sent to the attention of the Chair, Audit Committee; Chair, Compensation and Management Development Committee; Chair, Corporate Governance and Nominating Committee or to the Non-Management Directors, c/o Corporate Secretary, Central Federal Corporation, 2841 Riviera Drive, Suite 300, Fairlawn, Ohio 44333. All communications will be reviewed by management to determine whether the communication requires immediate action. Management will pass on all communications received, or a summary of such communications, to the appropriate director or directors.

DIRECTORS' COMPENSATION

     Directors' Fees. Each director is paid an annual retainer in the amount of $15,000, which includes a retainer of $3,000 for service as a director of the Company and a retainer of $12,000 for service as a director of the Bank. The Chairman of the Board receives an additional $9,500 per year.

     1999 Stock-Based Incentive Plan and 2003 Equity Compensation Plan. The Company maintains the 1999 Stock-Based Incentive Plan and the 2003 Equity Compensation Plan for the benefit of employees and outside directors of the Company and the Bank. On November 16, 2003, the Board of Directors awarded Messrs. Allio, Downing and Whitmer 500 shares of restricted Company common stock each. The restricted stock awards will vest one year from the date of the award and fully upon their death, disability or a change in control of the Company or the Bank.

     Director's Retirement Agreement. The Company and Bank entered into the Director's Retirement Agreement with Mr. Williams on September 18, 2003 in connection with his retirement as a director. Under the terms of the Agreement, Mr. Williams will be available to the Corporation and the Bank on a consulting basis in exchange for the following payments: $30,000 in 2004, $20,000 in 2005 and $6,667 in 2006. Additionally, the agreement provides that Mr. Williams, or, in the event of his death, his surviving spouse, will continue to vest in, and maintain the rights to, all stock options and stock awards granted to him under the Company's stock-based benefit plan, will be allowed to exercise all stock options anytime after they become vested and until the close of business on July 14, 2009 and to receive all stock awards when they become vested for so long as Mr. Williams continues to agree to provide advice and consulting services to the Boards of Directors of the Company and Bank.

                             EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table shows for 2003, 2002 and 2001, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to the chief executive officer and the next four most highly paid executive officers of the Company who received salary and bonus in excess of $100,000 during 2003.

                                         ANNUAL COMPENSATION                 LONG TERM COMPENSATION
                                  ---------------------------------   -------------------------------------
                                                                                      SECURITIES
                                                       OTHER ANNUAL    RESTRICTED     UNDERLYING     LTIP      ALL OTHER
                                   SALARY     BONUS    COMPENSATION   STOCK AWARDS   OPTIONS/SARS   PAYOUTS   COMPENSATION
NAME AND POSITION          YEAR   ($) (1)      ($)       ($) (2)        ($) (3)        (#) (4)      ($) (5)    ($) (6)(7)
-----------------          ----   --------   -------   ------------   ------------   ------------   -------   ------------
David C. Vernon (8)......  2003   $109,716   $    --        $--         $176,944        39,390        $--       $     --
  Chairman, President and
  Chief Executive Officer

William R. Williams......  2003     55,617        --        --                --            --        --         875,828
  Former President and     2002    172,515        --        --                --            --        --          35,683
  Chief Executive Officer  2001    163,698    20,000        --                --            --        --          37,903

---------------

(1) Salary includes amounts deferred pursuant to the Company's 401(k) plan.

(2) There were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the last year, (b) payments of above-market preferential earnings on deferred compensation, (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation, (d) tax payment reimbursements, or (e) preferential discounts on stock.

(3) On January 16, 2003, 3,875 shares of restricted stock were granted to Mr. Vernon and vest at a rate of 20% each year over 5 years beginning on January 16, 2004. On April 17, 2003, 12,000 shares of restricted stock were granted to Mr. Vernon and vest at a rate of one-third each year over 3 years beginning on March 31, 2004. At December 31, 2003, the total value of the 15,875 unvested shares of restricted stock was $255,429 based on the closing price of the Company stock on that date. Mr. Vernon receives dividends on the unvested shares.

(4) On January 16, 2003, Mr. Vernon was granted 11,390 options which vest at a rate of 20% each year over 5 years beginning on January 16, 2004. On April 17, 2003, Mr. Vernon was granted 11,632 and 16,368 options which vest at a rate of one-third each year over 3 years beginning on March 31, 2004.

(5) The Company had no long-term incentive plans in existence during 2003, 2002 and 2001.

(6) For 2003, other compensation includes $796,214 paid to Mr. Williams pursuant to the Supplemental Executive Retirement Agreement upon his retirement as Chief Executive Officer on February 20, 2003 and President on April 23, 2003 and $79,614 representing the market value of shares allocated to Mr. Williams under the Employee Stock Ownership Plan.

(7) For 2001 and 2002, other compensation includes the market value of shares allocated to Mr. Williams under the Employee Stock Ownership Plan.

(8) Mr. Vernon was appointed Chief Executive Officer on February 20, 2003 and President on April 23, 2003.

     Option/SAR Grants Table. The following table shows stock options granted to the named executive officers of the Company in 2003.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                              (INDIVIDUAL GRANTS)

                                          NUMBER OF        PERCENT OF TOTAL
                                          SECURITIES        OPTIONS/ SARS
                                          UNDERLYING          GRANTED TO
                                         OPTIONS/SARS        EMPLOYEES IN     EXERCISE OR BASE
NAME                                  GRANTED (#) (1)(2)     FISCAL YEAR      PRICE ($/SHARE)    EXPIRATION DATE
----                                  ------------------   ----------------   ----------------   ---------------
David C. Vernon.....................        11,390              12.74%             $10.05           1/16/2013
                                            28,000              31.32%             $11.50           4/17/2013

---------------

(1) On January 16, 2003, Mr. Vernon was granted 11,390 options which vest at a rate of 20% each year over 5 years beginning on January 16, 2004.

(2) On April 17, 2003, Mr. Vernon was granted 11,632 and 16,368 options which vest at a rate of one-third each year over 3 years beginning on March 31, 2004.

     Aggregate Option/SAR Exercises and Year-End Option Value Table. The following table shows information concerning the number and value of stock options held by the named executive officers at December 31, 2003, measured in terms of the $16.09 closing price of the Company's common stock on December 31, 2003.

  AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION /SAR
                                  VALUE TABLE

                                                                  NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                                                                     OPTIONS/SARS AT          IN-THE-MONEY OPTION/SARS
                                        SHARES                      DECEMBER 31, 2003         AT DECEMBER 31, 2003 (1)
                                      ACQUIRED ON    VALUE     ---------------------------   ---------------------------
                                       EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
NAME                                      (#)         ($)          (#)            (#)            ($)            ($)
----                                  -----------   --------   -----------   -------------   -----------   -------------
David C. Vernon.....................      --          --             --         39,390        $     --       $197,316
William R. Williams.................      --          --         38,776          9,696         267,554         66,902

---------------

(1) The difference between the aggregate option exercise price and the fair market value of the underlying shares at December 31, 2003.

     Employment Agreements. The Bank and the Company maintain employment agreements with David C. Vernon, President and Chief Executive Officer of the Bank and Company (the Executive). The Employment Agreements provide for a three-year term. Effective February 28, 2003, the base salary for Mr. Vernon was $120,000. In addition to base salary, the Employment Agreements provide for, among other things, participation in various employee benefit plans and stock-based compensation programs, as well as furnishing certain fringe benefits available to similarly-situated executive personnel. The Employment Agreements provide for termination by the Bank or the Company for cause (as described in the agreement) at any time. In the event the Bank or Company choose to terminate the Executive's employment for reasons other than for cause, or in the event of the Executive's resignation from the Bank or the Company upon: (i) failure to re-elect the Executive to his current offices; (ii) a material change in the Executive's functions, duties or responsibilities; (iii) a relocation of the Executive's principal place of employment by more than 25 miles; (iv) a material reduction in the benefits and perquisites to the Executive; (v) liquidation or dissolution of the Bank or the Company, or (vi) a breach of the Employment Agreements by the Bank or the Company, the Executive or, in the event of the Executive's death, the Executive's beneficiary would be entitled to receive an amount generally equal to the remaining base salary and bonus payments that would have been paid to the Executive during the remaining term of the Employment Agreements, plus all benefits that would have been provided to the Executive during the remaining term of the agreements.

     Under the agreements, if involuntary or voluntary termination (under certain circumstances) followed a change in control of the Bank or the Company, the Executive or, in the event of the Executive's death, the Executive's beneficiary is entitled to a severance payment equal to the greater of (i) the payments due for the remaining terms of the agreements; or (ii) three times the average of the five preceding taxable years' annual compensation. The Bank and the Company would also continue the Executive's life, health, and disability coverage for thirty-six months. Notwithstanding that both Employment Agreements provided for a severance payment in the event of a change in control, the Executive would only be entitled to receive a severance payment under one agreement.

     Payments to the Executive under the Bank's Employment Agreement are guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Payments under the Company Employment Agreement are to be made by the Company. All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the Employment Agreements are to be paid by the Bank or Company, respectively, if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The Employment Agreements also provide that the Bank and Company indemnify the Executive to the fullest extent allowable under federal, Ohio and Delaware law, respectively.

     Supplemental Executive Retirement Agreement. The Company and Bank entered into a Supplemental Executive Retirement Agreement (SERA) with Mr. Williams on April 1, 2003 in connection with his retirement as President and Chief Executive Officer. Under the terms of the SERA, Mr. Williams received a lump sum payment of $796,214 upon his retirement and the Company's and Bank's obligations under employment agreements with Mr. Williams were terminated. The SERA replaced the employment agreements with Mr. Williams and Supplemental Executive Retirement Plan (SERP), of which Mr. Williams was the only participant. No payments were made under either the employment agreements or SERP in 2003.

ADDITIONAL INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

     Compliance With Section 16(a) of the Exchange Act. Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (SEC). Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company copies of all Section 16(a) reports they file.

     Based solely on a review of the copies of all such reports of ownership furnished to the Company, or written representations that no forms were necessary, we believe there were no known failures to file a required Form. The Company noted the following for the year ended December 31, 2003: Four reports were filed late for Mr. Aldrich, which resulted in three transactions not reported on a timely basis. Six reports were filed late for Mr. Allio, which resulted in five transactions not reported on a timely basis. Three reports were filed late for Mr. Downing, which resulted in two transactions not reported on a timely basis. Three reports were filed late for Mr. Whitmer, which resulted in two transactions not reported on a timely basis. Six reports were filed late for Mr. Vernon, which resulted in eight transactions not reported on a timely basis. Two reports were filed late for Mr. Baumgardner, which resulted in one transaction not reported on a timely basis. Two reports were filed late for Mr. Heh, which resulted in two transactions not reported on a timely basis. One report was filed late for Ms. Liutkus and did not involve any transactions. Three reports were filed late for Mr. MacDonell, which resulted in four transactions not reported on a timely basis. Two reports were filed late for Ms. Mackus, which resulted in two transactions not reported on a timely basis. In all cases, these late transactions were reported on Form 5.

     Certain Relationships and Related Transactions. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public, except for loans made pursuant to programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rate or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees, and has adopted policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

     As of December 31, 2003, there were no loans outstanding to any executive officers, directors or their related interests.

     Founders Capital Corporation, of which Mr. Vernon was the founder, received a consulting fee of $75,000 from the Company on January 24, 2003 which was prior to the time Mr. Vernon became President and Chief Executive Officer of the Company.

                       PROPOSAL 2.  AMENDED AND RESTATED
           CENTRAL FEDERAL CORPORATION 2003 EQUITY COMPENSATION PLAN (formerly referred to as the Grand Central Financial Corp.
                         2003 Equity Compensation Plan)

PROPOSED ACTION REGARDING THE 2003 EQUITY COMPENSATION PLAN

     At the Meeting, shareholders will be asked to approve the amendment and restatement of the Grand Central Financial Corp. 2003 Equity Compensation Plan ("2003 Equity Compensation Plan") which was adopted, subject to shareholder approval, by the Board of Directors on February 19, 2004. The 2003 Equity Compensation Plan was originally approved by Company shareholders on April 23, 2003. The plan is being amended and restated to:

     1. Increase the number of shares of Company common stock reserved for issuance under the 2003 Equity Compensation Plan;

     2. Replace references to Grand Central Financial Corp. and Central Federal Savings and Loan Association of Wellsville with Central Federal Corporation and Central Federal Bank;

     3. Provide for the grant of Stock Appreciation Rights; and

     4. Comply with certain regulatory and listing requirements.

     The Company believes that incentive and stock-based awards focus employees and directors on the dual objective of creating shareholder value and promoting the Company's success, and that equity compensation plans like the 2003 Equity Compensation Plan help attract, retain and motivate valued employees and directors. The Board of Directors believes that the 2003 Equity Compensation Plan, as amended and restated, will help enable the Company to compete effectively with other financial institutions, attract and retain key personnel and secure the services of experienced and qualified persons as directors.

     As of February 27, 2004, there were no shares available for additional grants of stock options or restricted stock awards under the 2003 Equity Compensation Plan.

SUMMARY DESCRIPTION OF THE AMENDED AND RESTATED 2003 EQUITY COMPENSATION PLAN

     The principal terms of the Amended and Restated 2003 Equity Compensation Plan are summarized below. The following summary is qualified in its entirety by the full text of the plan, which appears as Appendix F to this proxy statement.

     Purposes of the Amended and Restated 2003 Equity Compensation Plan. The purposes of the Amended and Restated 2003 Equity Compensation Plan are to provide incentives and rewards to those employees and directors largely responsible for the success and growth of the Company and its affiliates, and to assist the Company in attracting and retaining directors, executives and other key employees with experience and ability.

     Administration. The Board of Directors of the Company will administer the Amended and Restated 2003 Equity Compensation Plan (the "Committee"). Subject to the terms of the plan, the Committee interprets the plan and is authorized to make all determinations and decisions thereunder. The Committee also determines the participants to whom awards will be granted, the type and amount of awards that will be granted and the terms and conditions applicable to such awards. Each award granted under the Amended and Restated 2003 Equity Compensation Plan will be evidenced by an award agreement that sets forth the terms and conditions of each award.

     Eligibility. All employees and outside directors of the Company and the Bank are eligible to participate in the Amended and Restated 2003 Equity Compensation Plan.

     Authorized Shares. Prior to the restatement of the 2003 Equity Compensation Plan, the Company reserved 100,000 shares of Company common stock for issuance under the plan. Of that amount, no more than 30,000 shares could be issued as restricted stock awards. The Amended and Restated 2003 Equity Compensation Plan reserves an additional 100,000 shares of Company common stock of which all of the shares can be used for stock options or stock appreciation rights, but no more than 30,000 shares of the additional reserve can be used for restricted stock awards. The shares of Company common stock to be issued under the Amended and Restated 2003 Equity Compensation Plan may be either authorized but unissued shares, or reacquired shares held by the Company as treasury stock.

     To the extent that an award is settled in cash or a form other than shares of Company common stock, the shares that would have been delivered had there been no cash or other settlement will not be counted against the shares available for issuance under the plan. In the event that shares are delivered in respect of a stock appreciation right, or other award, only the actual number of shares delivered with respect to the award will be counted against the share limits of the plan. Shares that are subject to or underlie awards that expire for any reason or are cancelled, terminated or forfeited, fail to vest, or for any other reason are not paid or delivered under the Amended and Restated 2003 Equity Compensation Plan will again be available for subsequent awards under the plan. Shares that are exchanged by a participant or withheld by the Company to satisfy tax withholding obligations under the plan will be available for subsequent awards under the Amended and Restated 2003 Equity Compensation Plan.

     Types of Awards. The Amended and Restated 2003 Equity Compensation Plan authorizes grants of stock options, stock appreciation rights and restricted stock awards.

     A stock option is the right to purchase shares of Company common stock at a future date at a specified price per share (the "exercise price"). The per share exercise price of stock option may not be less than the fair market value of a share of Company common stock on the date of grant. The exercise price for a stock option may be paid in cash, common stock or a combination of cash and common stock, or through a cashless exercise, to the extent permitted by the Committee. Upon written consent of the Committee, non-statutory stock options may be transferred pursuant to the terms of the plan. Incentive stock options may not be transferred or assigned. The maximum term of a stock option is ten years from the date of grant. The plan provides for the grant of incentive stock options and non-statutory stock options. (see -- "Federal Income Tax Treatment of Awards Under the Amended and Restated 2003 Equity Compensation Plan", below).

     A stock appreciation right is the right to receive payment of an amount equal to the excess of the fair market value per share of Company common stock on the date of exercise of the stock appreciation right over the base price of the stock appreciation right. The base price may not be lower than the fair market value of a share of Company common stock on the date of grant. Stock appreciation rights may be granted in connection with other awards or independently. The maximum term of a stock appreciation right is ten years from the date of grant. (see -- "Federal Income Tax Treatment of Awards Under the Amended and Restated 2003 Equity Compensation Plan", below).

     A restricted stock award is a grant of a certain number of shares of Company common stock subject to the lapse of certain restrictions (such as continued service) determined by the Committee. Participants are entitled to receive dividends and other distributions declared and paid on the shares and may also vote any unvested shares subject to their restricted stock awards. (see -- "Federal Income Tax Treatment of Awards Under the Amended and Restated 2003 Equity Compensation Plan", below).

     Effect of Termination of Service and Change in Control on Awards. The Amended and Restated 2003 Equity Compensation Plan provides that all outstanding awards will vest upon death, termination of service due to disability or upon a change in control, as defined in the plan. Options and stock appreciation rights that vest upon death or disability remain exercisable for one (1) year following termination of service. Options and stock appreciation rights that vest upon a change in control remain exercisable for their term. In the event of a Termination for Cause (as defined in the plan), award recipients forfeit all rights to unvested and unexercised awards. Unless otherwise determined by the Committee, upon an award recipient's retirement, the recipient forfeits all unvested awards and has one (1) year to exercise vested stock options and stock appreciation rights. Incentive stock options exercised more than three (3) months from an optionee's retirement date will be treated as non-statutory stock options for tax purposes. Award recipients that terminate service for reasons other than death, disability, retirement or cause forfeit all rights to any unvested awards. Vested and unexercised stock options and stock appreciation rights remain exercisable for three (3) months following termination of service.

     Term of the Plan. The plan will terminate on April 23, 2013, unless terminated sooner by the Board of Directors.

     Amendment of the Plan and Awards. The plan allows the Board of Directors to amend the plan in certain respects without shareholder approval, unless such approval is required to comply with tax law regulatory or listing requirements. Awards cannot be amended without the written consent of an award recipient.

FEDERAL INCOME TAX TREATMENT OF AWARDS UNDER THE AMENDED AND RESTATED 2003 EQUITY COMPENSATION PLAN

     The federal income tax consequences of the Amended and Restated 2003 Equity Compensation Plan, under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the plan. This summary is not intended to be exhaustive and, among other considerations, does not describe state or local tax consequences.

     Non-Statutory Stock Options (NSO). The Company is generally entitled to deduct, and the optionee recognizes taxable income in an amount equal to, the difference between the option exercise price and the fair market value of the shares at the time of exercise.

     Stock Appreciation Rights. Stock appreciation rights are generally taxed and deductible in substantially the same manner as NSOs.

     Incentive Stock Options (ISO). If an optionee disposes of shares of Company common stock acquired upon exercise of an ISO within two years of the date of grant or one year of the date of exercise, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise over the exercise price (limited generally to the gain on the sale). The balance of any gain or loss will be treated as a capital gain or loss to the optionee. If the shares are disposed of after the two year and one year periods mentioned above, the Company will not be entitled to any deduction, and the entire gain or loss for the optionee will be treated as a capital gain or loss. However, the excess of the fair market value of the shares on the date of exercise over the exercise price is includible for purposes of determining an optionee's alternative minimum tax liability.

     The aggregate fair market value of the shares for which ISOs granted to any employee may be exercisable for the first time by such employee during any calendar year (under all Company plans) may not exceed $100,000.

     Restricted Stock Award. A restricted stock award recipient recognizes ordinary income, and the Company is entitled to a corresponding deduction, equal to the fair market value of the stock at the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse. A restricted stock award recipient who makes an election under Section 83(b) of the Internal Revenue Code, however, recognizes ordinary income equal to the fair market value of the stock at the time of grant, and the Company is entitled to a corresponding deduction at that time. If the recipient makes a Section 83(b) election, there are no further federal income tax consequences to either the recipient or the Company at the time any applicable transfer or forfeiture restrictions lapse.

SPECIFIC BENEFITS UNDER THE AMENDED AND RESTATED EQUITY COMPENSATION PLAN

     The Company has not approved any awards under the Amended and Restated 2003 Equity Compensation Plan that are conditioned upon shareholder approval of the plan and is not currently considering any specific award grants under the Amended and Restated 2003 Equity Compensation Plan.

     Equity Compensation Plan Information. The following table sets forth information about Company common stock that may be issued upon exercise of options, warrants and rights under all of the Company's equity compensation plans as of December 31, 2003.

                                         NUMBER OF SECURITIES
                                          TO BE ISSUED UPON                            NUMBER OF SECURITIES
                                             EXERCISE OF          WEIGHTED-AVERAGE     REMAINING AVAILABLE
                                             OUTSTANDING         EXERCISE PRICE OF     FOR FUTURE ISSUANCE
                                               OPTIONS,         OUTSTANDING OPTIONS,       UNDER EQUITY
PLAN CATEGORY                            WARRANTS AND RIGHTS    WARRANTS AND RIGHTS     COMPENSATION PLANS
-------------                            --------------------   --------------------   --------------------
Equity compensation plans approved by
  shareholders.........................         209,721               $  10.17                 11,385
Equity compensation plans not approved
  by shareholders......................              --                     --                     --
                                               --------               --------               --------
Total..................................         209,721               $  10.17                 11,385
                                               ========               ========               ========

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE AMENDED AND RESTATED 2003 CENTRAL FEDERAL CORPORATION EQUITY COMPENSATION PLAN.

        PROPOSAL 3.  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Crowe Chizek and Company LLC to be its auditors for 2004, subject to ratification by shareholders. A representative of Crowe Chizek and Company LLC will be present at the Meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.

     If ratification of the appointment of the auditors is not approved by a majority of the votes cast by shareholders at the Meeting, other independent auditors will be considered by the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF CROWE CHIZEK AND COMPANY LLC AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2004.

     The following table sets forth the fees billed to the Company for 2003 and 2002 by Crowe Chizek and Company LLC:

                                                               2003       2002
                                                              -------    -------
Audit Fees..................................................  $50,500    $53,000
Audit related fees..........................................    7,500      4,585
Tax fees....................................................    6,000      8,890
Other fees..................................................       --         --
                                                              -------    -------
Total.......................................................  $64,000    $66,475
                                                              =======    =======

     The Audit Committee believes that the provision of non-audit services by Crowe Chizek and Company LLC is compatible with maintaining Crowe Chizek and Company LLC's independence.

                                STOCK OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table provides information as of February 27, 2004 about the persons known by the Company to be beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

                                                   AMOUNT AND NATURE OF   PERCENT OF COMMON
NAME AND ADDRESS OF BENEFICIAL OWNER               BENEFICIAL OWNERSHIP   STOCK OUTSTANDING
------------------------------------               --------------------   -----------------
Central Federal Bank Employees' Savings &........        157,464                 7.8%
  Profit Sharing Plan and Trust 601 Main Street
  Wellsville, Ohio

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth information as of February 27, 2004 with respect to the amount of shares of Company common stock considered to be owned by each director or nominee for director of the Company, by each executive officer named in the Summary Compensation Table and by all directors and executive officers of the Company as a group. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

                                                        AMOUNT AND NATURE OF   PERCENT OF COMMON
NAME                          TITLE                     BENEFICIAL OWNERSHIP   STOCK OUTSTANDING
----                          -----                     --------------------   -----------------
David C. Vernon.............  Chairman of the Board,           46,596(1)              2.3%
                              President and Chief
                              Executive Officer
Jeffrey W. Aldrich..........  Director                         32,408(2)              1.6%
Mark S. Allio...............  Director                          2,135(3)              0.1%
Thomas P. Ash...............  Director                         31,634(2)              1.6%
William R. Downing..........  Director                         16,692(3)              0.8%
Gerry W. Grace..............  Director                         41,634(2)              2.0%
Jerry F. Whitmer............  Director                          5,500(3)              0.3%
William R. Williams.........  Former President and            101,454(4)              4.9%
                              Chief Executive Officer
All directors and executive
  officers as a group (13 persons)...................         361,643(5)             17.2%

---------------

(1) Includes 15,100 shares awarded to Mr. Vernon pursuant to the Company's equity compensation plans which have not yet vested, but as to which he may provide voting recommendations. Includes 11,609 shares which may be acquired by exercising stock options within 60 days.

(2) Includes 774 shares awarded to these outside directors pursuant to the Company's equity compensation plans which have not yet vested, but as to which they may provide voting recommendations. Includes 7,756 shares which may be acquired by exercising stock options within 60 days.

(3) Includes 500 shares awarded to these outside directors pursuant to the Company's equity compensation plans which have not yet vested, but as to which they may provide voting recommendations.

(4) Includes 3,878 shares awarded to Mr. Williams pursuant to the Company's equity compensation plans which have not yet vested, but as to which he may provide voting recommendations. Includes 38,776 shares which may be acquired by exercising stock options within 60 days.

(5) Includes 35,800 shares awarded to all directors and executive officers as a group pursuant to the Company's equity compensation plans which have not yet vested, but as to which they may provide voting recommendations. Includes 78,318 shares which may be acquired by exercising stock options within 60 days.

MISCELLANEOUS

     The Company will pay the cost of this proxy solicitation. In addition to soliciting proxies by mail, the Company has retained Georgeson Shareholder to assist with the solicitation of proxies for a fee of $5,500 plus expenses. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company's common stock. Directors, officers and regular employees of the Company may also solicit proxies personally or by telephone and will not receive additional compensation for these activities.

SHAREHOLDER PROPOSALS

     The Company will consider for inclusion in its proxy materials for the 2005 Annual Meeting of Shareholders any shareholder proposal received by the Company at its main office at 2841 Riviera Drive, Suite 300, Fairlawn, Ohio 44333 by November 15, 2004. If the 2005 Annual Meeting of Shareholders is held on a date more than 30 calendar days after April 20, 2005, the Company will consider any shareholder proposal received within a reasonable time before the Company begins to print and mail its proxy solicitation for the 2005 Annual Meeting. In determining whether to include a shareholder proposal in its proxy materials, the Company will apply the criteria set forth in the Securities and Exchange Commission's proxy rules and interpretative guidance. Shareholder nominations for director are discussed above under the caption "Corporate Governance and Nominating Committee."

     A COPY OF THE FORM 10-KSB (WITHOUT EXHIBITS) FOR THE YEAR ENDED DECEMBER 31, 2003, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS OF RECORD UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, CENTRAL FINANCIAL CORPORATION, 2841 RIVIERA DRIVE, SUITE 300, FAIRLAWN, OHIO 44333

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          (/s/ Eloise L. Mackus)

                                          Eloise L. Mackus
                                          Corporate Secretary
Wellsville, Ohio
March 15, 2004

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                   APPENDIX A

                            AUDIT COMMITTEE CHARTER

PURPOSE

     The Audit Committee (the "Audit Committee") of the Board of Directors (the "Board") of Central Federal Corporation (the "Company") will be appointed by the Board (A) to assist the Board in its oversight of (i) the integrity of the Company's financial statements, (ii) the independence and qualifications of the Company's independent auditors, (iii) the performance of the Company's internal audit function and independent auditors and (iv) the Company's compliance with legal and regulatory requirements and (B) to prepare the Audit Committee report required to be included in the Company's proxy statement.

MEMBERSHIP

     The Audit Committee will be comprised of a minimum of three members, each a director appointed by the Board on recommendation of the Company's Corporate Governance and Nominating Committee who shall serve at the pleasure of the Board for such term or terms as the Board may determine. Each member must meet the independence and experience requirements set forth in NASD Rule 4200(a)(15),
Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Securities Exchange Commission (the "Commission"), as such requirements may be amended from time to time, and no member may have participated in preparation of the financial statements of the Company at any time during the most recent three-year period.

     Each member must be able to read and understand financial statements at the time of appointment. At least one member shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience that result's in the member's financial sophistication, such as service as a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. At least one member shall be an "audit committee financial expert" as defined in applicable law and regulations: specifically, such member must have (i) an understanding of generally accepted accounting principals and financial statements, (ii) the ability to assess the general application of such principals in connection with accounting for estimates, accruals and reserves,
(iii) experience in preparing, auditing, analyzing and evaluating financial statements comparable in breadth and complexity to the Company's financial statements, or experience in actively supervising one or more persons engaged in such activities, (iv) an understanding of internal controls and procedures for financial reporting and (v) an understanding of audit committee functions.

     No member of the Audit Committee may accept any consulting, advisory or compensatory fee from the Company, other than in the member's capacity as a member of the Board or a committee of the Board. No member of the Audit Committee may be an affiliated person of the Company, except as a member of the Board or a committee of the Board. No member may serve simultaneously on the audit committees of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such member to serve effectively on the Audit Committee, and the Company discloses this determination in its proxy statement.

MEETINGS

     The Audit Committee will meet at least once each fiscal quarter. It will meet periodically with management, internal auditors and independent auditors in separate executive sessions. The Audit Committee may request any officer or other employee of the Company, the independent auditors or outside legal counsel to attend any meeting of the Audit Committee or to meet with any member of or consultant to the Audit Committee.

AUTHORITY AND RESPONSIBILITY

     - The Audit Committee will have sole authority to appoint or replace the independent auditors and will have direct responsibility for compensation and oversight of the independent auditors with respect to preparation and issuance of the audit report and related work. The Audit Committee will resolve disputes between management and the independent auditors relating to the audit report. The independent auditors will report directly to the Audit Committee.

     - The Audit Committee must approve in advance all audit services and permitted non-audit services to be provided to the Company by the independent auditors, including the fees for such services and the terms of service; provided, however, that non-audit services that fall within the de minimis exceptions described in Section 10A (i) (1) (B) of the Exchange Act will not require advance approval, if approved by the Audit Committee prior to completion of the audit.

     - The Audit Committee may form one or more subcommittees, comprised of one or more members of the Audit Committee, and delegate to a subcommittee authority to grant advance approval of audit services and permitted non-audit services; provided, however, that any decision of a subcommittee shall be presented to the full Audit Committee at its next scheduled meeting.

     - The Audit Committee may retain independent legal counsel or accounting or other advisors. The Company will provide funding, as deemed appropriate by the Audit Committee, for payment for services to the Audit Committee by its legal, accounting and other advisors and for payment to the independent auditors for work done in connection with the preparation and issuance of the audit report.

     - The Audit Committee will make regular reports to the Board. The Audit Committee will review this charter annually to assess its adequacy and recommend changes to the Board. The Audit Committee will review its own performance annually.

     - With respect to financial statements and disclosure matters, the Audit Committee, to the extent it deems appropriate, will:

      1. Review and discuss with management and the independent auditors the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-KSB.

      2. Review and discuss with management and the independent auditors the Company's quarterly financial statements prior to the filing of its Form 10-QSB, including the results of the independent auditors' review of the quarterly financial statements.

      3. Discuss with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

      4. Review and discuss quarterly reports from the independent auditors on:
         (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

      5. Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

      6. Discuss with management and the independent auditors the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

      7. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

      8. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

      9. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-KSB and Form 10-QSB about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

     - In connection with its oversight of the Company's relationship with its independent auditors, the Audit Committee, to the extent it deems appropriate, will:

      1. Review and evaluate the lead partner of the independent auditors' team.

      2. Obtain and review a report from the independent auditors at least annually regarding (a) the independent auditors' internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm,
         (c) any steps taken to deal with any such issues and (d) all relationships between the independent auditors and the Company. Evaluate the qualifications, performance and independence of the independent auditors, including considering whether the auditors' quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditors' independence, taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditors to the Board.

      3. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

      4. Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditors who participated in any capacity in the audit of the Company.

      5. Discuss with the national office of the independent auditors issues on which the independent auditors were consulted by the Company's audit team and matters of audit quality and consistency.

      6. Meet with the independent auditors prior to the audit to discuss the planning and staffing of the audit.

     - In connection with its responsibility to provide oversight of the Company's internal audit function, the Audit Committee, to the extent it deems appropriate, will:

      1. Review the appointment and replacement of the senior internal auditing executive.

      2. Review the significant reports to management prepared by the internal auditing department and management's responses.

      3. Discuss with the independent auditors and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

     - In connection with its compliance oversight responsibilities, the Audit Committee, to the extent it deems appropriate, will:

      1. Obtain from the independent auditors assurance that Section 10A (b) of the Exchange Act has not been implicated.

      2. Obtain reports from management, the Company's senior internal auditing executive and the independent auditors that the Company and its subsidiary entities are in conformity with applicable legal requirements and the Company's ethics codes.

      3. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's ethics codes.

      4. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

      5. Discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

      6. Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

LIMITATION OF AUDIT COMMITTEE'S ROLE

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

                                   APPENDIX B

           COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE CHARTER

PURPOSE

     The purpose of the Compensation and Management Development Committee (the "Committee") of the Board of Directors of Central Federal Corporation (the "Company") is to discharge the Board's responsibilities relating to compensation for the Company's directors and officers. The Committee has overall responsibility for approving and evaluating the director and officer compensation plans, policies, and programs of the Company. The Committee also is responsible for producing, in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC"), an annual report on executive compensation for inclusion in the Company's annual proxy statement.

COMMITTEE MEMBERSHIP

     The Committee shall consist of three or more members of the Board, each of whom the Board has determined has no material relationship with the Company and each of whom is otherwise "independent" under the rules of the National Association of Securities Dealers, Inc.

     The members of the Committee shall be appointed and replaced by the Board on the recommendation of the Corporate Governance and Nominating Committee. Members shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

COMMITTEE STRUCTURE AND OPERATIONS

     The Board shall designate one member of the Committee as its Chair. The Committee shall meet in person or telephonically at least three times a year at a time and place determined by its Chair, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its Chair.

     The Committee may invite such members of management to its meetings as it may deem desirable or appropriate, consistent with the maintenance of the confidentiality of compensation discussions. The Company's Chief Executive Officer ("CEO") should not be in attendance during any portion of a meeting in which the CEO's performance or compensation is discussed, unless specifically invited by the Committee.

COMMITTEE DUTIES AND RESPONSIBILITIES

     The Committee shall have the following duties and other responsibilities:

     1. Establish, in consultation with senior management, the Company's general compensation philosophy, and oversee the development and implementation of compensation programs.

     2. Review and approve corporate and individual goals relevant to CEO compensation, administer the performance evaluation of the CEO by the Board and recommend to the Board the CEO's compensation level based on this evaluation. In recommending the long-term incentive component of the CEO compensation, the Committee shall consider the Company's performance and relative shareholder return, the value of similar incentive awards to CEO's at comparable companies and past awards given to the CEO.

     3. Make recommendations to the Board with respect to the Company's incentive compensation plans and equity based plans, oversee the activities of the committees responsible for administering these plans and discharge any responsibilities imposed on the Committee by any of these plans.

     4. Review and approve for the CEO (i) annual base salary level, (ii) annual incentive opportunity level, (iii) long-term incentive opportunity level, (iv) employment agreements, severance arrangements, change in control or similar termination agreements and (v) other special or supplemental benefits.

     5. Prepare and issue the evaluation and reports required under "Committee Reports" below.

     6. Perform any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the Company's compensation programs.

DELEGATION TO SUBCOMMITTEE

     The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

COMMITTEE REPORTS

     The Committee shall produce the following reports and provide them to the Board.

     1. A summary of the pertinent actions taken at each Committee meeting, which shall be presented to the Board at the next Board meeting.

     2. An annual report of the Committee on executive compensation for inclusion in the Company's annual proxy statement in accordance with applicable SEC rules and regulations.

     3. An annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this charter. The performance evaluation shall also recommend to the Board any improvements to this charter deemed necessary or desirable by the Committee. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the Chair or any other member of the Committee designated by the Committee to make this report.

RESOURCES AND AUTHORITY OF THE COMMITTEE

     The Committee shall have resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate without seeking approval of the Board or management. With respect to compensation consultants retained to assist in the evaluation of director, CEO, or other senior executive compensation, this authority shall be vested solely in the Committee.

                                   APPENDIX C

                            CORPORATE GOVERNANCE AND
                          NOMINATING COMMITTEE CHARTER

PURPOSE

     The purpose of the Corporate Governance and Nominating Committee (the "Committee") of the Board of Directors (the "Board") of Central Federal Corporation (the "Company") is to (1) identify and recommend individuals to the Board for nomination as members of the Board and its committees; (2) develop and recommend to the Board a set of corporate governance principles applicable to the Company; and (3) lead the Board in its annual review of the Board's performance.

COMMITTEE MEMBERSHIP

     The Committee shall consist of three or more members of the Board, each of whom the Board has determined has no material relationship with the Company and each of whom is otherwise "independent" under the rules of the National Association of Securities Dealers, Inc.

     The members of the Committee shall be appointed and replaced by the Board. Members shall serve at the pleasure of the Board and for such term, or terms, as the Board may determine.

COMMITTEE STRUCTURE AND OPERATIONS

     The Board shall designate one member of the Committee as its Chair. The Committee shall meet in person or telephonically at least twice a year at a time and place determined by the Chair, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its Chair.

COMMITTEE DUTIES AND RESPONSIBILITIES

     The following are the duties and responsibilities of the Committee:

     a. Make recommendations to the Board from time to time as to changes the Committee believes to be desirable to the size of the Board or any committee thereof.

     b. Identify individuals believed to be qualified to become Board members, and to recommend to the Board the nominees to stand for election as directors at the annual meeting of stockholders or, if applicable, at a special meeting of stockholders. In the case of a vacancy in the office of a director (including a vacancy created by an increase in the size of the Board), the Committee shall recommend to the Board an individual to fill such vacancy either through appointment by the Board or through election by stockholders. In nominating candidates, the Committee shall take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. The Committee may consider candidates proposed by management, but is not required to do so.

     c. To develop and recommend to the Board standards to be applied in making determinations as to the absence of material relationships between the Company and a director.

     d. In the case of a director nominee to fill a Board vacancy created by an increase in the size of the Board, make a recommendation to the Board as to the class of directors in which the individual should serve.

     e. Identify Board members qualified to fill vacancies on any committee of the Board (including the Committee) and to recommend that the Board appoint the identified member or members to the respective committee. In nominating a candidate for committee membership, the Committee shall take into consideration the factors set forth in the charter of the committee, if any, as well as any other factors it deems appropriate including without limitation the consistency of the candidate's experience with the goals of the committee and the interplay of the candidate's experience with the experience of other committee members.

     f. Make reports to the Board on the activities of the Committee.

     g. Make a report at least annually to the Board on management succession planning.

     h. Establish procedures for the Committee to exercise oversight of the evaluation of the Board.

     i. Review and reassess the Corporate Governance Guidelines of the Company and recommend any proposed changes to the Board.

     j. Prepare and issue the evaluation required under "Performance Evaluation" below.

     k. Perform any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of Board and committee members.

DELEGATION TO SUBCOMMITTEE

     The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

PERFORMANCE EVALUATION

     The Committee shall produce and provide to the Board an annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this charter. The performance evaluation shall also recommend to the Board any improvements to the Committee's charter deemed necessary or desirable by the Committee. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the Chair or any other member of the Committee designated by the Committee to make the report.

RESOURCES AND AUTHORITY OF THE COMMITTEE

     The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management. With respect to consultants or search firms used to identify director candidates, this authority shall be vested solely in the Committee.

                                   APPENDIX D

                        CORPORATE GOVERNANCE GUIDELINES

I. INTRODUCTION

     The Board of Directors (the "Board") of Central Federal Corporation, acting on the recommendation of its Corporate Governance and Nominating Committee, has adopted these corporate governance principles (the "Guidelines") to promote the effective functioning of the Board and its committees, to promote the interests of stockholders, and to ensure a common set of expectations as to how the Board, its various committees, individual directors and management should perform their functions.

II. BOARD COMPOSITION AND SIZE

     The members of the Board should collectively possess a broad range of skills, expertise, industry and other knowledge, and business and other experience useful to the effective oversight of the Company's business. A majority of the Board shall consist of directors who the Board has determined are "independent" under the rules of National Association of Securities Dealers, Inc. (each an "Independent Director").

     It is the sense of the Board that, in present circumstances, the Board should consist of seven members in order to facilitate its functioning. The Board has the ability to increase or decrease its size under the Bylaws of the Company and values the flexibility to do so if circumstances change.

III. SELECTION OF CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

     The Board shall select its chairman (the "Chairman") and the Company's chief executive officer (the "CEO") in any way it considers in the best interests of the Company. The Board has no policy on whether the roles of Chairman and CEO should be separate or combined and, if they are to be separate, whether the Chairman should be selected from the independent directors or should be an employee of the Company.

IV. SELECTION OF DIRECTORS

     Nominations and Appointments. The Board's Corporate Governance and Nominating Committee shall be responsible for identifying and recommending to the Board qualified candidates for Board membership, based primarily on the following criteria: (i) judgment, character, expertise, skills and knowledge useful to the oversight of the Company's business; (ii) diversity of viewpoints, backgrounds, experiences and other demographics; (iii) business or other relevant experience; and (iv) the extent to which the interplay of the candidate's expertise, skills, knowledge and experience with that of other Board members will build a Board that is effective, collegial and responsive to the needs of the Company.

     The Corporate Governance and Nominating Committee also shall be responsible for initially assessing whether a candidate would be an Independent Director. The Board, taking into consideration the recommendations of the Corporate Governance and Nominating Committee, shall be responsible for selecting the nominees for election to the Board by the stockholders and for appointing directors to the Board to fill vacancies, with primary emphasis on the criteria set forth above. The Board, taking into consideration the assessment of the Corporate Governance and Nominating Committee, shall also make a determination as to whether a nominee or appointee would be an Independent Director.

     Invitations. The invitation to join the Board shall be extended by the Board via the Chairman and either the Chair of the Corporate Governance and Nominating Committee or another independent director of the Company designated by the Chairman and the Chair of the Corporate Governance and Nominating Committee.

V. CONTINUATION AS A DIRECTOR

     Review of Continuation Based on Age. Upon attaining the age of 70 and annually thereafter, a director shall tender a letter of proposed retirement from the Board to the Chair of the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee shall review the director's continuation on the Board, and recommend to the Board whether, in light of all the circumstances, the Board should accept such proposed retirement or request that the director continue to serve.

     Resignation of Chairman or CEO. A Chairman or CEO who resigns from that position shall tender to the Board a letter of proposed resignation from the Board. The Corporate Governance and Nominating Committee shall review the director's continuation on the Board, and recommend to the Board whether, in light of all the circumstances, the Board should accept such proposed resignation or request that the director continue to serve.

     Change In Job Responsibility. When a director's principal occupation or business association changes substantially from the position he or she held when originally invited to join the Board, the director shall tender a letter of proposed resignation from the Board to the Chair of the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee shall review the director's continuation on the Board, and recommend to the Board whether, in light of all the circumstances, the Board should accept such proposed resignation or request that the director continue to serve.

VI. THE COMMITTEES OF THE BOARD

     The Board shall have at least three committees: the Audit Committee, the Compensation and Management Development Committee and the Corporate Governance and Nominating Committee (the "Committees"). Each Committee shall have a written charter. The Board expects to accomplish a substantial amount of its work through the Committees. Each Committee shall report regularly to the Board summarizing the Committee's actions and any significant issues considered by the Committee.

     Each of the Audit Committee, the Compensation and Management Development Committee and the Corporate Governance and Nominating Committee shall be composed of no fewer than three members. Each Committee member must satisfy the membership requirements set forth in the relevant Committee charter. A director may serve on more than one Committee.

     The Corporate Governance and Nominating Committee shall be responsible for identifying Board members qualified to fill vacancies on any Committee and recommending that the Board appoint the identified member or members to the applicable Committee. The Board, taking into account the views of the Chairman, shall designate one member of each Committee as Chair of such Committee. It is the sense of the Board and the Corporate Governance and Nominating Committee that consideration should be given to rotating members of the Committees periodically at about a three year interval, but they do not believe that such a rotation should be mandated as a policy since there may be reasons at a given point in time to maintain an individual director's committee membership for a longer period.

VII. BOARD AND COMMITTEE MEETINGS

     The Board shall have at least four meetings each year. Further meetings shall occur if called by the Board, the Chairman, the Chair of the Corporate Governance and Nominating Committee, the CEO, the President, the Chief Operating Officer or any two directors. The Board may act by unanimous written consent in lieu of a meeting.

     Each Committee shall have the number of meetings provided for in its charter, with further meetings to occur (or action to be taken by unanimous written consent) when deemed necessary or desirable by the Committee or its Chair.

     The agenda for each Board meeting shall be established by the Chairman. Any Board member may suggest the inclusion of additional subjects on the agenda. The agenda for each Committee meeting shall be established by the Committee Chair in consultation with appropriate members of the Committee and with management. Although management will seek to provide appropriate materials in advance of Board and Committee meetings, this will not always be consistent with the timing of transactions and the operations of the business, and in certain cases it may not be possible to circulate materials in advance of the meeting. Materials presented to the Board and Committee members should provide the information needed for the directors to make an informed judgment or engage in informed discussion.

     At least annually, the Chairman shall issue to the other Board members a schedule of the foreseeable primary agenda subjects intended to be discussed by the Board, and each Committee's Chair shall issue to the other Committee members a schedule of the foreseeable primary agenda subjects intended to be discussed by the Committee.

     Unless a Committee expressly determines otherwise, the agenda, materials and minutes for each Committee meeting shall be available to all directors, and all directors shall be free to attend any Committee meeting. In addition, all directors, whether or not members of the Committee, shall be free to make suggestions to a Committee Chair for additions to the agenda of the Committee or to request that an item from a Committee agenda be considered by the Board.

VIII. EXECUTIVE SESSIONS

     To ensure free and open discussion and communication among the non-management directors, these directors shall meet in executive session at least twice a year with no members of management present. The Chair of the Corporate Governance and Nominating Committee shall preside at the executive sessions, unless the other non-management directors determine otherwise. These executive sessions shall also constitute meetings of the Corporate Governance and Nominating Committee, with any non-management directors who are not members of such Committee attending by invitation.

     These executive sessions shall serve as the forum for the annual evaluation of the performance of the CEO, the annual review of the CEO's plan for management succession and the annual evaluation of the performance of the Board.

IX. BOARD RESPONSIBILITIES

     The business and affairs of the Company are managed by or under the direction of the Board in accordance with Delaware law. The Board's responsibility is to provide direction and oversight. The Board establishes the strategic direction of the Company and oversees the performance of the Company's business and management. The management of the Company is responsible for presenting strategic plans to the Board for review and approval and for implementing the Company's strategic direction. In performing their duties, the primary responsibility of the directors is to exercise their business judgment in the best interests of the Company.

     Certain specific corporate governance functions of the Board are set forth below:

          Management Succession. The Board, acting through the Corporate Governance and Nominating Committee, shall review and concur in a management succession plan, developed by the CEO, to ensure continuity in senior management. This plan, on which the CEO shall report at least annually, shall address; (i) emergency CEO succession; (ii) CEO succession in the ordinary course of business; and (iii) succession for the other members of senior management. The plan shall include an assessment of senior management experience, performance, skills and planned career paths.

          Evaluating the CEO. The Board, acting through the Corporate Governance and Nominating Committee, shall annually conduct an evaluation of the performance of the CEO. The Chair of the Corporate Governance and Nominating Committee shall communicate such evaluation to the CEO and the Chair of the Compensation and Management Development Committee.

          Director Compensation. The Corporate Governance and Nominating Committee shall periodically review the form and amounts of director compensation and make recommendations to the Board with respect thereto. The Board shall set the form and amounts of director compensation, taking into account the recommendations of the Corporate Governance and Nominating Committee. The Board believes that the amount of director compensation should fairly reflect the contributions of the directors to the performance of the Company. Management shall at least annually prepare and provide to the Chair of the Corporate Governance and Nominating Committee a report on the director compensation policies and practices of the Company's principal competitors and other comparable companies.

          Reviewing and Approving Significant Transactions. Board approval of a particular transaction may be appropriate because of several factors, including (i) legal or regulatory requirements, (ii) the materiality of the transaction to the Company's financial performance, risk profile or business, (iii) the terms of the transaction or (iv) other factors, such as the entering into of a new line of business or a variation from the Company's strategic plan. To the extent the Board determines it to be appropriate, the Board shall develop standards to be utilized by management in determining types of transactions that should be submitted to the Board for review and approval or notification.

X. EXPECTATIONS FOR DIRECTORS

     The Board has developed a number of specific expectations of directors to promote the discharge by the directors of their responsibilities and to promote the efficient conduct of the Board's business. It is understood that the non-management directors are not full-time employees of the Company.

     Commitment and Attendance. All directors should make every effort to attend meetings of the Board and the Committees of which they are members. Attendance by telephone or video conference may be used to facilitate a director's attendance.

     Participation in Meetings. Each director should be sufficiently familiar with the business of the Company, including its financial statements and capital structure, and the risks and the competition it faces, to ensure active and effective participation in the deliberations of the Board and of each Committee on which such director serves. Upon request, management shall make appropriate personnel available to answer any questions a director may have about any aspect of the Company's business. Directors should also review the materials provided by management and advisors in advance of the meetings of the Board and its Committees and should arrive prepared to discuss the issues presented.

     Loyalty and Ethics. In their roles as directors, all directors owe a duty of loyalty to the Company. This duty of loyalty mandates that the best interests of the Company take precedence over any interest possessed by a director.

     The Company has adopted a Code of Business Conduct and Ethics. Certain portions of the Code deal with activities of directors, particularly with respect to potential conflicts of interest, the taking of corporate opportunities for personal use and transactions in the securities of the Company. Directors should be familiar with the Code's provisions in these areas and should consult with the Company's General Counsel to discuss any issues that may arise.

     Other Directorships and Significant Activities. The Company values the experience directors bring from other boards on which they serve and other activities in which they participate, but recognizes that those boards and activities also present demands on a director's time and availability and may present conflicts or legal issues, including independence issues. Directors should advise the Chair of the Corporate Governance and Nominating Committee before accepting membership on other boards of directors or any audit committee or other significant committee assignment on any other board of directors, or establishing other significant relationships with businesses, institutions, governmental units or regulatory entities, particularly those that may result in significant time commitments or a change in the director's relationship to the Company.

     Contact with Management and Employees. All directors shall be free to contact the CEO at any time to discuss any aspect of the Company's business. Directors shall also have complete access to other employees of the Company. The Board expects there will be frequent opportunities for directors to meet with the CEO and other members of management in Board and Committee meetings, or in other formal or informal settings.

     Further, the Board encourages management to bring into Board meetings from time to time (or otherwise make available to Board members) individuals who can provide additional insight into the items being discussed, because of personal involvement and substantial knowledge in those areas.

     Speaking on Behalf of the Company. It is important that the Company speak to employees and outside constituencies with a single voice and that management serve as the primary spokesman. If a situation arises in which it seems necessary for a non-management director to speak on behalf of the Company to one of these constituencies, the director should consult with the CEO before speaking.

     Confidentiality. The proceedings and deliberations of the Board and its Committees shall be confidential. Each director shall maintain the confidentiality of information received in connection with his or her service as a director.

XI. EVALUATING BOARD AND COMMITTEE PERFORMANCE

     The Board, acting through the Corporate Governance and Nominating Committee, shall conduct an annual self-evaluation. Each Committee shall conduct an annual self-evaluation as provided for in its respective charter.

XII. ORIENTATION AND CONTINUING EDUCATION

     Management, working with the Board, shall provide an orientation process for new directors, including background material on the Company and its business. As appropriate, management shall prepare additional educational sessions for directors on matters relevant to the Company and its business.

XIII. RELIANCE ON MANAGEMENT AND OUTSIDE ADVICE

     In performing its functions, the Board shall be entitled to rely on the advice, reports and opinions of management, counsel, accountants, auditors and other expert advisors. Except as otherwise provided in any Committee charter, the Board shall have the authority to select, retain, terminate and approve the fees and other retention terms of its outside advisors.

REPORTING OF CONCERNS

     The Board adopted Procedures for Reporting Complaints, effective as of February 20, 2003 and amended as of March 1, 2004, with respect to reporting concerns regarding accounting controls, auditing matters and other issues (the "Complaint Procedures"). The Complaint Procedures are designed to provide a channel of communication for employees and others who have concerns about the conduct of the Company and its employees. Such concerns may be communicated, in a confidential or anonymous manner, in accordance with the Complaint Procedures. The Company strictly prohibits any retaliation for reporting a possible violation of law, ethics or firm policy, no matter whom the report concerns.

                                   APPENDIX E

                        DIRECTOR INDEPENDENCE STANDARDS

     The Board of Directors of Central Federal Corporation (the "Company") has adopted the following Director Independence Standards to assist in determining the independence of a director.

     In order for a director to be considered "independent," the Board must affirmatively determine that the director has no relationship that would interfere in the exercise of independent judgment in carrying out the responsibilities of a director. In each case, the Board will consider all relevant facts and circumstances, including the director's commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships. The Board also will consider such other criteria as it may from time to time deem appropriate.

     1. A director will not be considered "independent" if the director fails to qualify as an "independent director" under Rule 4200(a)(15) of the Nasdaq Stock Market, Inc. In addition, a director will not be independent if, during the current year or within the preceding three years: (a) the director was employed by the Company; (b) the director received, or an immediate family member received, more than $60,000 per year in payments from the Company, other than compensation (i) for board or board committee service, (ii) payments arising solely from investments in the Company's securities, (iii) compensation paid to a family member who is a non-executive employee of the Company, (iv) benefits under a tax-qualified retirement plan or non-discretionary compensation or (v) loans permitted under Section 13(k) of the Securities Exchange Act of 1934; (c) an immediate family member of the director was employed by the Company as an executive officer; (d) any organization, of which the director or an immediate family member is a partner, executive officer or controlling stockholder, received payments from the Company in any year exceeding the greater of $200,000 and 5% of the recipient's consolidated gross revenues for that year, other than
        (i) payments arising solely from investments in the Company's securities or (ii) payments under non-discretionary charitable contribution matching programs; or (e) any executive officer of the Company served on the compensation committee of a company which employed the director, or which employed an immediate family member of the director, as an executive officer. Finally, a director will not be considered independent if the director or an immediate family member is a current partner of the Company's independent auditor or was a partner or employee of the Company's independent auditor that worked on the Company's audit at any time during the past three years.

     2. In addition to the relationships described in paragraph 1, an Audit Committee member must not (i) directly or indirectly accept any consulting, advisory or other compensatory fee from the Company, except as a director or member of the Audit Committee or (ii) be an affiliated person of the Company, except as a director or member of any committee. An Audit Committee member may receive fees in the form of cash, stock, stock units, stock options or other consideration ordinarily available to directors, as well as regular benefits that other directors receive.

     3. The Board will undertake an annual review of the independence of all directors. In advance of the meeting at which this review occurs, each director shall be asked to provide the Board with full information regarding the director's (including immediate family members') business, charitable and other relationships with the Company to enable the Board to evaluate the director's independence.

     4. A director has an affirmative obligation to inform the Board of any material changes in circumstances or relationships that may impact designation by the Board as "independent". This obligation includes all business, charitable and other relationships between directors (including immediate family members) and the Company.

     For purposes of these Director Independence Standards, "immediate family member" includes a person's spouse, parents, children and siblings and anyone who resides in such person's home, and "Company" includes Central Federal Corporation and any subsidiary thereof.

                                   APPENDIX F

                              AMENDED AND RESTATED
                          CENTRAL FEDERAL CORPORATION
                         2003 EQUITY COMPENSATION PLAN

1. DEFINITIONS

     (a) "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Holding Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

     (b) "Award" means, individually or collectively, a grant under the Plan of Non-Statutory Stock Options, Incentive Stock Options, Stock Appreciation Rights and Restricted Stock Awards.

     (c) "Bank" means Central Federal Bank.

     (d) "Board of Directors" means the board of directors of the Holding
         Company.

     (e) "Change in Control" means with respect to the Bank or the Holding Company, an event of a nature that (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Holding Company or the Bank within the meaning of the Home Owner's Loan Act of 1933, as amended, the Federal Deposit Insurance Act and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); or
         (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding voting securities or right to acquire such securities except for any voting securities of the Bank purchased by the Holding Company and any voting securities purchased by any employee benefit plan of the Holding Company or its Subsidiaries, or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by a Nominating Committee solely composed of members who are Incumbent Board members, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board, or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs or is effectuated in which the Bank or Holding Company is not the resulting entity, or (D) a proxy statement has been distributed soliciting proxies from stockholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Bank with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company shall be distributed, or (E) a tender offer is made for 20% or more of the voting securities of the Bank or Holding Company then outstanding.

     (f) "Code" means the Internal Revenue Code of 1986, as amended.

     (g) "Committee" means the committee designated, pursuant to Section 3 of the Plan, to administer the Plan.

     (h) "Common Stock" means the common stock of the Holding Company, par value $.01 per share.

     (i) "Disability" means any mental or physical condition with respect to which the Participant qualifies for and receives benefits under a long-term disability plan of the Holding Company or an Affiliate, or in the absence of such a long-term disability plan or coverage under such a plan, "Disability" shall mean a physical or mental condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent the Participant from fulfilling his duties or responsibilities to the Holding Company or an Affiliate.

     (j) "Effective Date" means April 23, 2003.

     (k) "Employee" means any person employed by the Holding Company or an Affiliate. Directors who are also employed by the Holding Company or an Affiliate shall be considered Employees under the Plan.

     (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (m) "Exercise Price" means the price at which an individual may purchase a share of Common Stock pursuant to an Option.

     (n) "Fair Market Value" means the market price of Common Stock, determined by the Committee as follows:

         (i) If the Common Stock was traded on the date in question on the Nasdaq Stock Market, then the Fair Market Value shall be equal to the closing price reported for such date;

         (ii) If the Common Stock was traded on a stock exchange for the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

        (iii) If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

         Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. The Committee's determination of Fair Market Value shall be conclusive and binding on all persons.

     (o) "Holding Company" means Central Federal Corporation (formerly Grand Central Financial Corp.) and any entity which succeeds to the business of Central Federal Corporation.

     (p) "Incentive Stock Option" means a stock option granted under the Plan, that is intended to meet the requirements of Section 422 of the Code.

     (q) "Non-Statutory Stock Option" means a stock option granted to an individual under the Plan that is not intended to be and is not identified as an Incentive Stock Option, or a stock option granted under the Plan that is intended to be and is identified as an Incentive Stock Option, but that does not meet the requirements of Section 422 of the Code.

     (r) "Option" means an Incentive Stock Option or a Non-Statutory Stock
         Option.

     (s) "Outside Director" means a member of the board(s) of directors of the Holding Company or an Affiliate who is not also an Employee of the Holding Company or an Affiliate.

     (t) "Participant" means any Employee or Outside Director who was granted an Option or Restricted Stock Award under the Plan.

     (u) "Plan" means this Amended and Restated Central Federal Corporation 2003 Equity Compensation Plan.

     (v) "Restricted Stock Award" means an Award of restricted stock granted to an individual pursuant to Section 7 of the Plan.

     (w) "Retirement" means retirement from employment with the Holding Company or an Affiliate in accordance with the then current retirement policies of the Holding Company or Affiliate, as applicable. "Retirement" with respect to an Outside Director means the termination of service from the board(s) of directors of the Holding Company and any Affiliate following written notice to such board(s) of directors of the Outside Director's intention to retire.

     (x) "Stock Appreciation Right" or "SAR" means a right to a payment provided in accordance with Section 7 of the Plan.

     (y) "Termination for Cause" shall mean, in the case of an Outside Director, removal from the board(s) of directors of the Holding Company and its Affiliates in accordance with the applicable by-laws of the Holding Company and its Affiliates or, in the case of an Employee, as defined under any employment agreement with the Holding Company or an Affiliate; provided, however, that if no employment agreement exists with respect to the Employee, Termination for Cause shall mean termination of employment because of a material loss to the Holding Company or an Affiliate, as determined by and in the sole discretion of the Board of Directors or its designee(s).

2. PURPOSE

     The purpose of this Plan is to: (a) provide the Holding Company with the ability to continue using Common Stock as a means to attract and retain Employees and Outside Directors; (b) provide Participants with additional incentives to continue to work for the success of the Holding Company and its Affiliates; and (c) align the financial interests of Participants with the interests of the Holding Company's shareholders.

3. ELIGIBILITY

     (a) Incentive Stock Options may be granted to any individual who, at the time the Incentive Stock Option is granted, is an Employee of the Holding Company or an Affiliate.

     (b) Non-Qualified Stock Options may be granted to Employees and Outside Directors.

     (c) Stock Appreciation Rights may be granted to Employees and Outside Directors.

     (d) Restricted Stock Awards may be granted to Employees and Outside Directors.

4. ADMINISTRATION

     (a) The Committee shall administer the Plan. The Committee shall consist of the entire Board of Directors of the Company.

     (b) The Committee shall:

         (i) select the individuals who are to receive grants of Awards under the Plan;

         (ii) determine the type, number, vesting requirements and other features and conditions of such Awards made under the Plan;

        (iii) interpret the Plan and Award Agreements (as defined below); and

        (iv) make all other decisions related to the operation of the Plan.

         In granting Awards under the Plan, the Committee shall consider recommendations of the Chief Executive Officer. The Committee shall adopt any rules or guidelines that it deems appropriate to implement and administer the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

     (c) Each Award granted under the Plan shall be evidenced by a written agreement ("Award Agreement"). Each Award Agreement shall constitute a binding contract between the Holding Company or an Affiliate and the Award holder, and every Award holder, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be set in accordance with the Plan, but each Award Agreement may also include any additional provisions and restrictions determined by the Committee. In particular, and at a minimum, the Committee shall set forth in each Award
         Agreement:

         (i) the type of Award granted;

         (ii) the Exercise Price of any Option or base price of any SAR;

        (iii) the number of shares subject to the Award;

        (iv) the expiration date of the Award;

         (v) the manner, time and rate (cumulative or otherwise) of exercise or vesting of the Award; and

        (vi) the restrictions, if any, placed on the Award, or upon shares which may be issued upon the exercise or vesting of the Award.

         The Chairman of the Committee and such other directors and employees as shall be designated by the Committee are hereby authorized to execute Award Agreements on behalf of the Holding Company or an Affiliate and to cause them to be delivered to the recipients of Awards granted under the Plan.

     (d) The Committee may delegate all authority for the determination of forms of payment to be made or received by the Plan and for the execution of any Award Agreement. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company or an Affiliate for determinations to be made pursuant to the Plan.

5. STOCK SUBJECT TO THE PLAN

     Subject to adjustment as provided in Section 13 of the Plan, the number of shares reserved for issuance under the Plan is 200,000. The share reserve includes shares of Common Stock previously issued under the Plan prior to the Plan's restatement. The following limits also apply with respect to Awards granted under the Plan:

     (a) The maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options granted under the Plan is 200,000 shares.

     (b) The maximum number of shares of Common Stock that may be delivered pursuant to Non-Statutory Stock Options granted under the Plan is 200,000 shares.

     (c) The maximum number of Shares of Common Stock that may be delivered pursuant to Restricted Stock Awards granted under the Plan is 60,000 Shares.

     The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Holding Company. Shares underlying outstanding Awards will be unavailable for any other use, including future grants under the Plan, except that, to the extent the Awards terminate, expire or are forfeited without vesting or having been exercised, new Awards may be granted with respect to these shares subject to the limitations set forth in this Section 5.

     To the extent that an Award is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under this Plan. Shares of Common Stock that are exchanged by a Participant or withheld by the Holding Company as full or partial payment in connection with any Award under this Plan, as well as any shares exchanged by a Participant or withheld by the Holding Company to satisfy the tax withholding obligations related to any Award under this Plan, shall be available for subsequent Awards under this Plan.

6. OPTIONS

     The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Options to Employees and outside directors, subject to terms and conditions as it may determine, to the extent that such terms and conditions are consistent with the following provisions:

     (a) Exercise Price. The Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant.

     (b) Terms of Options. In no event may an individual exercise an Option, in whole or in part, more than ten (10) years from the date of grant.

     (c) Non-Transferability. Unless otherwise determined by the Committee in accordance with this Section 5(c), an individual may not transfer, assign, hypothecate, or dispose of an Option in any manner, other than by will or the laws of intestate succession. The Committee may, however, in its sole discretion, permit transfer or assignment of a Non-Statutory Stock Option, if it determines that the transfer or assignment is for valid estate planning purposes and is permitted under the Code and Rule 16b-3 of the Exchange Act. For purposes of this
         Section 6(c), a transfer for valid estate planning purposes includes, but is not limited to, transfers:

         (i) to a revocable inter vivos trust, as to which an individual is both settlor and trustee; or

          (ii) for no consideration to: (1) any member of the individual's Immediate Family; (2) a trust solely for the benefit of members of the individual's Immediate Family; (3) any partnership whose only partners are members of the individual's Immediate Family; or (4) any limited liability corporation or other corporate entity whose only members or equity owners are members of the individual's Immediate Family.

         For purposes of this Section 6(c), "Immediate Family" includes, but is not necessarily limited to, an individual's parents, grandparents, spouse, children, grandchildren, siblings (including half brothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 6(c) shall be construed to require the Committee to approve the transfer or assignment of any Non-Statutory Stock Option, in whole or in part. Receipt of the Committee's approval to transfer or assign a Non-Statutory Stock Option, in whole or in part, does not mean that the Committee must approve a transfer or assignment of any other Non-Statutory Stock Option, or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all terms and conditions applicable to the Option immediately prior to transfer or assignment, and shall remain subject to any other conditions proscribed by the Committee with respect to the Option.

     (d) Special Rules for Incentive Stock Options. Notwithstanding foregoing provisions, the following rules apply to the grant of Incentive Stock
         Options:

         (i) If an Employee owns or is treated as owning, for purposes of
             Section 422 of the Code, Common Stock representing more than ten percent (10%) of the total combined voting securities of the Holding Company at the time the Committee grants the Incentive Stock Option (a "10% Owner"), the Exercise Price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

         (ii) An Incentive Stock Option granted to a 10% Owner shall not be exercisable more than five (5) years from the date of grant.

        (iii) To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Employee during any calendar year, under the Plan or any other stock option plan of the Holding Company, exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, Options in excess of the limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the date of grant for each Incentive Stock Option.

        (iv) Each Award Agreement for an Incentive Stock Option shall require the individual to notify the Committee within ten (10) days of any disposition of shares of Common Stock under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions).

         (v) Incentive Stock Options exercised more than three (3) months following the date an Employee terminates employment (for reasons other than death or Disability) will be treated as Non-Statutory Stock Options. In the event employment is terminated due to death or Disability, Incentive Stock Options will remain exercisable for one (1) year from the date the Employee terminates employment.

     (e) Acceleration Upon a Change in Control. Upon a Change in Control, all Options held by an individual as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the Option term.

     (f) Termination of Employment or Service. The following rules apply upon the termination of a Participant's employment or other service:

         (i) In General. Unless the Committee determines otherwise, upon termination of employment or service for any reason other than Retirement, Disability or death, or Termination for Cause, a Participant may exercise only those Options that were immediately exercisable by the Participant at the date of termination, and only for a period of three (3) months from the date of termination, or, if sooner, until the expiration of the Option term.

         (ii) Retirement. Unless the Committee determines otherwise, upon a Participant's Retirement, the Participant may exercise only those Options that were immediately exercisable by the Participant at the date of Retirement, and only for a period of one (1) year from the date of Retirement, or, if sooner, until the expiration of the Option term. Incentive Stock Options exercised more than three (3) months following a Participant's Retirement date will be treated as Non-Statutory Stock Options for tax purposes.

         (iii) Disability or Death. Unless the Committee determines otherwise, upon termination of a Participant's employment or service due to Disability or death, all Options shall become immediately exercisable and shall remain exercisable for a period of one (1) year from the date of termination, or, if sooner, until the expiration of the Option term.

         (iv) Termination for Cause. Unless the Committee determines otherwise, upon Termination for Cause, all rights to a Participant's Options shall expire immediately upon the effective date of Termination for Cause.

7. STOCK APPRECIATION RIGHTS

     An SAR shall provide a Participant with the right to receive a payment, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the SAR is exercised over the Fair Market Value of a share of Common Stock on the date the SAR was granted (the "base price") as set forth in the applicable Award Agreement, provided, however, that, in the case of an SAR granted retroactively, in tandem with or as a substitution for another Award, the base price may be no lower than the Fair Market Value of a share of Common Stock on the date such other Award was granted. The maximum term of an SAR shall be ten (10) years.

     (a) Termination of Employment or Service. The following rules apply upon the termination of a Participant's employment or other service:

         (i) In General. Unless the Committee determines otherwise, upon termination of employment or service for any reason other than Retirement, Disability or death, or Termination for Cause, a Participant may exercise only those SARs that were immediately exercisable by the Participant at the date of termination, and only for a period of three (3) months from the date of termination, or, if sooner, until the expiration of the SAR term.

         (ii) Retirement. Unless the Committee determines otherwise, upon a Participant's Retirement, the Participant may exercise only those SARs that were immediately exercisable by the Participant at the date of Retirement, and only for a period of one (1) year from the date of Retirement, or, if sooner, until the expiration of the SAR term.

        (iii) Disability or Death. Unless the Committee determines otherwise, upon termination of a Participant's employment or service due to Disability or death, all SARs shall become immediately exercisable and shall remain exercisable for a period of one (1) year from the date of termination, or, if sooner, until the expiration of the SAR term.

        (iv) Termination for Cause. Unless the Committee determines otherwise, upon Termination for Cause, all rights to a Participant's SARs shall expire immediately upon the effective date of Termination for Cause.

     (b) Acceleration Upon a Change in Control. Upon a Change in Control, all SARs held by an individual as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the SAR term.

8. RESTRICTED STOCK AWARDS

     The Committee may make grants of Restricted Stock Awards, which shall consist of the grant of some number of shares of Common Stock to an individual upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

     (a) Grants of Stock. Restricted Stock Awards may only be granted in whole shares of Common Stock.

     (b) Non-Transferability. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

         (i) The recipient of a Restricted Stock Award grant shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the grant until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

         (ii) Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Restricted Stock Award grant is not transferable and may be earned in his or her lifetime only by the individual to whom it is granted. Upon the death of a Participant, a Restricted Stock Award grant is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

        (iii) If the recipient of a Restricted Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to the grant may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant.

     (c) Acceleration of Vesting Upon a Change in Control. Upon a Change in Control, all Restricted Stock Awards held by a Participant as of the date of the Change in Control shall immediately become vested and any further restrictions shall lapse.

     (d) Termination of Employment or Service. The following rules will govern the treatment of a Restricted Stock Award upon the termination of a Participant's termination of employment or other service:

         (i) In General. Unless the Committee determines otherwise, upon the termination of a Participant's employment or service for any reason other than Retirement, Disability or death, or Termination for Cause, any Restricted Stock Award in which the Participant has not become vested as of the date of such termination shall be forfeited and any rights the Participant had to such Restricted Stock Award shall become null and void.

         (ii) Retirement. Unless the Committee determines otherwise, upon a Participant's Retirement, any Restricted Stock Award in which the Participant has not become vested as of the date of Retirement shall be forfeited and any rights the individual had to such unvested Restricted Stock Award shall become null and void.

         (iii) Disability or Death. Unless otherwise determined by the Committee, in the event of a termination of a Participant's service due to Disability or death, all unvested Restricted Stock Awards held by such Participant shall immediately vest as of the date of such termination.

         (iv) Termination for Cause. Unless otherwise determined by the Committee, in the event of a Participant's Termination for Cause, all Restricted Stock Awards in which the Participant had not become vested as of the effective date of such termination shall be forfeited and any rights the Participant had to such unvested Restricted Stock Awards shall become null and void.

     (e) Issuance of Certificates. Unless otherwise held in trust and registered in the name of the Plan trustee, reasonably promptly after the date of grant with respect to shares of Common Stock pursuant to a Restricted Stock Award, the Holding Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom the Restricted Stock Award was granted, evidencing such shares; provided, that the Holding Company shall not cause a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

              "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Amended and Restated Central Federal Corporation 2003 Equity Compensation Plan entered into between the registered owner of such shares and Central Federal Corporation or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of Central Federal Corporation, 2841 Riviera Drive, Suite 300, Fairlawn, Ohio 44333-3413."

         This legend shall not be removed until the individual becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 7(e) shall be held by the Holding Company or its Affiliates, unless the Committee determines otherwise.

     (f) Treatment of Dividends. Participants are entitled to all dividends and other distributions declared and paid on Common Stock with respect to all shares of Common Stock subject to a Restricted Stock Award, from and after the date such shares are awarded or from and after such later date as may be specified by the Committee in the Award Agreement. The Participant shall not be required to return any such dividends or other distributions to the Holding Company in the event of forfeiture of the Restricted Stock Award. In the event the Committee establishes a trust for the Plan, the Committee may elect to distribute dividends and other distributions at the time the Restricted Stock Award vests or pay the dividends (or other distributions) directly to the Participants.

     (g) Voting of Restricted Stock Awards. Participants who are granted Restricted Stock Awards are entitled to vote or to direct the Plan trustee to vote, as the case may be, all unvested shares of Common Stock subject to the Restricted Stock Award.

9. DEFERRED PAYMENTS

     The Committee, in its discretion, may permit an individual to elect to defer the receipt of all or any part of any cash or stock payment under the Plan, or the Committee may determine to defer receipt by some or all individuals, of all or a portion of any payment. The Committee shall determine the terms and conditions of any permitted deferral, including the period of deferral, the manner of deferral and the method used to measure appreciation on deferred amounts until paid.

10. METHOD OF EXERCISING OPTIONS

     Subject to any applicable Award Agreement, an individual may exercise any Option, in whole or in part, at such time or times as the Committee specifies in the Award Agreement. The individual may make payment of the Exercise Price in such form or forms as the Committee specifies in the Award Agreement, including, without limitation, payment by delivery of cash, Common Stock or a cashless exercise with a qualified broker. Any Common Stock used in full or partial payment of the Exercise Price shall be valued at the Fair Market Value of the Common Stock on the date of exercise. Delivery by the Holding Company of the shares as to which an Option has been exercised shall be made to the person exercising the Option or the designee of such person. If so provided by the Committee upon grant of the Option, the shares received upon exercise may be subject to certain restrictions upon subsequent transfer or sale by the Participant. In the event the Exercise Price is to be paid in full or in part by surrender of Common Stock, in lieu of actual surrender of shares of Common Stock the Holding Company may waive such surrender and instead deliver to or on behalf of the Participant a number of shares equal to the total number of shares as to which the Option is then being exercised less the number of shares which would otherwise have been surrendered by the Participant to the Holding Company.

11. RIGHTS OF INDIVIDUALS

     No individual shall have any rights as a shareholder with respect to any shares of Common Stock covered by a grant under this Plan until the date of issuance of a stock certificate for such Common Stock. Nothing contained in this Plan or in any Award Agreement confers on any person the right to continue in the employ or service of the Holding Company or an Affiliate or interferes in any way with the right of the Holding Company or an Affiliate to terminate an individual's services.

12. DESIGNATION OF BENEFICIARY

     With the Committee's consent, an individual may designate a person or persons to receive, upon the individual's death, any Award to which the individual would then be entitled. This designation shall be made upon forms supplied by and delivered to the Holding Company and it may be revoked in writing. If an individual fails to effectively designate a beneficiary, the individual's estate shall be deemed to be the beneficiary for purposes of the Plan.

13. DILUTION AND OTHER ADJUSTMENTS

     In the event of any change in the outstanding shares of Common Stock, by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or any other increase or decrease in such shares, without receipt or payment of consideration by the Holding Company, or in the event an extraordinary capital distribution is made, the Committee may make adjustments to previously granted Awards, to prevent dilution, diminution, or enlargement of the rights of individuals, including any or all of the following:

     (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

     (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities that underlie Awards already made under the Plan; and

     (c) adjustments in the Exercise Price of outstanding Options or base price of outstanding SARs.

     The Committee, however, shall not make adjustments that materially change the value of benefits available to an individual under a previously granted Award. All Awards under this Plan shall be binding upon any successors or assigns of the Holding Company.

14. TAXES

     Under this Plan, whenever cash or shares of Common Stock are to be delivered, the Committee is entitled to require as a condition of delivery that:

      (i) the individual remit an amount sufficient to satisfy all related federal, state, and local withholding tax requirements;

      (ii) the withholding of such sums may come from compensation otherwise due to the individual or from shares of Common Stock due to the individual under this Plan; or

     (iii) any combination of (i) and (ii), above; provided, however, that no amount shall be withheld from any cash payment or shares of Common Stock related to an Option transferred by the individual in accordance with this Plan.

15. NOTIFICATION UNDER SECTION 83(B)

     The Committee may, on the date of grant or at a later date, prohibit an individual from making the election described below. If the Committee has not prohibited an individual from making this election, and the individual shall, in connection with the exercise of any Award, make the election permitted under
Section 83(b) of the Code, the individual shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Section 83(b) of the Code.

16. AMENDMENT OF THE PLAN AND AWARD GRANTS

     (a) Except as provided in paragraph (c) of this Section 16, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided, however, that provisions governing grants of Incentive Stock Options shall be submitted for shareholder approval to the extent required by law, regulation, or otherwise. Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring shareholder ratification or approval. Other provisions of this Plan shall remain in full force and effect. No termination, modification, or amendment of this Plan may adversely affect the rights of an individual under an outstanding Award without the written permission of the affected individual.

     (b) Except as provided in paragraph (c) of this Section 16, the Committee may amend any Award Agreement, prospectively or retroactively; provided, however, that no amendment shall adversely affect the rights of an individual under an outstanding Award Agreement without the written consent of the affected individual.

     (c) In no event shall the Board of Directors, without shareholder approval, amend the Plan or shall the Committee amend an Award Agreement in any manner that effectively:

         (i) allows any Option to be granted with an Exercise Price below the Fair Market Value of the Common Stock on the date of grant; or

         (ii) allows the Exercise Price of any Option previously granted under the Plan to be reduced after the date of grant.

17. TERMINATION OF THE PLAN

     The right to grant Awards under the Plan will terminate upon the earlier of: (i) April 23, 2013, ten (10) years after the Effective Date; or (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options and Stock Appreciation Rights and the vesting of Restricted Stock Awards equal to the maximum number of shares reserved under the Plan, as set forth in
Section 5. The Board of Directors may suspend or terminate the Plan at any time; provided, however, that no such action will adversely affect an individual's vested rights under a previously granted Award, without the consent of the affected individual.

18. APPLICABLE LAW

     The Plan will be administered in accordance with the laws of the state of Delaware, except to the extent that Federal law is deemed to apply.

                           CENTRAL FEDERAL CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 20, 2004

                              10:00 A.M. LOCAL TIME

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the official proxy committee of the Board of Directors of Central Federal Corporation (the "Company"), each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held at the Central Federal Bank Fairlawn office located at 2923 Smith Road, Fairlawn, Ohio on Tuesday, April 20, 2004 at 10:00 a.m., local time, and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such Meeting as follows:

(1) The election as directors of all nominees listed (except as marked to the contrary below).

                  Thomas P. Ash
                  David C. Vernon
                  Jerry F. Whitmer
                  Mark S. Allio
                  William R. Downing



FOR                                      VOTE WITHHELD                          FOR ALL EXCEPT
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.

-------------------------------------------------------------------------------

(2) Approval of the Amended and Restated Central Federal Corporation 2003 Equity Compensation Plan.

FOR                                      AGAINST                                ABSTAIN
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------


(3) The ratification of the appointment of Crowe Chizek and Company LLC as independent auditors of the Company for the year ending December 31, 2004.

FOR                                      AGAINST                                ABSTAIN
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGEMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders and of a Proxy Statement dated March 15, 2004 and of the Annual Report to Shareholders.

Please sign exactly as you name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

Dated:
      -----------------------


                                 -------------------------------------------
                                           SIGNATURE OF SHAREHOLDER

                                 -------------------------------------------
                                           SIGNATURE OF SHAREHOLDER


          PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN
                       THE ENCLOSED POSTAGE-PAID ENVELOPE

         (Central Federal Corporation Letterhead)





Dear Central Federal Bank Employees' Savings & Profit Sharing Plan and Trust
Participant:

     On behalf of the Board of Directors, I am forwarding you the attached Vote Authorization Form for the purpose of conveying your voting instructions to Pentegra (the "Trustee") on the proposals to be presented at the Annual Meeting of Shareholders of Central Federal Corporation (the "Company") on April 20, 2004. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Shareholders and a copy of the Company's Annual Report to Shareholders.

     As a participant in the Central Federal Bank Employees' Savings & Profit Sharing Plan and Trust, you are entitled to direct the Trustee on how to vote the shares of Company common stock in your account as of February 27, 2004, the Annual Meeting record date. These shares will be voted as directed by you provided your instructions are received by the Trustee by April 13, 2004. The Trustee, subject to its fiduciary duties, will vote any shares of Company common stock for which no instructions are provided in a manner calculated to most accurately reflect the instructions the Trustee has received from participants regarding the shares of Company common stock allocated to their 401(k) accounts.

     In order to direct the voting of shares of Company common stock in your account, please complete and sign the enclosed Vote Authorization Form and return it in the enclosed postage-paid envelope no later than April 13, 2004. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Bank.

Sincerely,



David C. Vernon
Chairman, President and Chief Executive Officer

VOTE AUTHORIZATION FORM

I understand that Pentegra, (the "Trustee"), is the holder of record and custodian of all shares of Central Federal Corporation common stock allocated to me under the Central Federal Bank Employees' Savings & Profit Sharing Plan and Trust. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Shareholders to be held on April 20, 2004.

     Accordingly, vote my shares as follows:

(1) The election as directors of all nominees listed (except as marked to the contrary below).

                  Thomas P. Ash
                  David C. Vernon
                  Jerry F. Whitmer
                  Mark S. Allio
                  William R. Downing

FOR                                      VOTE WITHHELD                          FOR ALL EXCEPT
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.

-------------------------------------------------------------------------------

(2) Approval of the Amended and Restated Central Federal Corporation 2003 Equity Compensation Plan.

FOR                                      AGAINST                                ABSTAIN
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

(3) The ratification of the appointment of Crowe Chizek and Company LLC as independent auditors of the Company for the year ending December 31, 2004.

FOR                                      AGAINST                                ABSTAIN
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS



The Trustee is hereby authorized to vote all shares in my account in its trust capacity as indicated above.

         --------------------               -----------------------------------
         Date                               Signature

Please date, sign and mail this form in the enclosed postage-paid envelope no later than April 13, 2004.

(Central Federal Corporation Letterhead)






Dear Stock Award Recipient:

On behalf of the Board of Directors, I am forwarding you the Attached Vote Authorization Form for the purpose of conveying your voting instruction to First Banker's Trust (the "Trustee") on the proposals to be presented at the Annual Meeting of Shareholders of Central Federal Corporation (the "Company") on April 20, 2004. Also enclosed is Notice and Proxy Statement for the Company's Annual Meeting of Shareholders and a copy of the Company's Annual Report to Shareholders.

As a participant in the Central Federal Corporation 1999 Stock-Based Incentive Plan (the "Incentive Plan") you are entitled to vote all unvested shares of restricted stock awarded to you under the Incentive Plan as of February 27, 2004. The Incentive Plan Trustee will vote those shares of the Company stock in accordance with instructions it receives from you and the other Stock Award recipients. Shares of restricted stock for which instructions are not received by April 13, 2004, will not be voted by the Incentive Plan Trustee, as directed by the Company.

At this time, in order to direct the voting of Company common stock awarded to you under the Incentive Plan, you must complete and sign the enclosed Vote Authorization Form and return it in the accompanying postage-paid envelope no later than April 13, 2003.

Sincerely,



David C. Vernon
Chairman, President and Chief Executive Officer

Name                                                             INCENTIVE PLAN
    ------------------------------------

Shares
      ----------------------------------

VOTE AUTHORIZATION FORM

     I understand that First Banker's Trust (the "Trustee"), is the holder of record and custodian of all shares of Central Federal Corporation (the "Company") common stock held in trust for the Central Federal Corporation 1999 Stock-Based Incentive Plan (Incentive Plan). Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Shareholders to be held on April 20, 2004.

     Accordingly, I vote my shares as follows:

     (1) The election as directors of all nominees listed (except as marked to the contrary below).

                  Thomas P. Ash
                  David C. Vernon
                  Jerry F. Whitmer
                  Mark S. Allio
                  William R. Downing

FOR                                      VOTE WITHHELD                          FOR ALL EXCEPT
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

     INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.

-------------------------------------------------------------------------------

     (2) Approval of the Amended and Restated Central Federal Corporation 2003 Equity Compensation Plan.

FOR                                      AGAINST                                ABSTAIN
---------------------------------------- -------------------------------------- --------------------------------------

-------------------------------------------------------------------------------------------------------------------

     (3) The ratification of the appointment of Crowe Chizek and Company LLC as independent auditors of the Company for the year ending December 31, 2004.

FOR                                      AGAINST                                ABSTAIN
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

     The Incentive Plan Trustee is hereby authorized to vote all unvested shares of Company common stock awarded to me under the Incentive Plan in its trust capacity as indicated above.

     -----------------------                     --------------------------
     Date                                        Signature


Please date, sign and mail this form in the enclosed postage-paid envelope no later than April 13, 2004.